IMPAC SECURED ASSETS CORP.,
                                    Company,


                            IMPAC FUNDING CORPORATION
                                Master Servicer,


                                       and


                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                                     Trustee




                        ---------------------------------


                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2001

                        ---------------------------------


                       Mortgage Pass-Through Certificates

                                  Series 2001-4

                                TABLE OF CONTENTS
                                -----------------
                                                                          Page

ARTICLE I

          DEFINITIONS........................................................5
          1.01.  Defined Terms...............................................5
          Accrual Period.....................................................5
          Advance  ..........................................................5
          Aggregate Stated Principal Balance.................................5
          Agreement..........................................................5
          Allocated Realized Loss Amount.....................................5
          Anniversary........................................................5
          Assignment.........................................................5
          Available Distribution Amount......................................5
          Balloon Loan.......................................................6
          Balloon Payment....................................................6
          Bankruptcy Code....................................................6
          Basic Principal Distribution Amount................................6
          Book-Entry Certificate.............................................6
          Business Day.......................................................6
          Buydown Funds......................................................6
          Buydown Mortgage Loan..............................................6
          Cash Liquidation...................................................7
          Certificate........................................................7
          Certificate Account................................................7
          Certificate Account Deposit Date...................................7
          Certificateholder" or "Holder......................................7
          Certificate Owner..................................................7
          Certificate Principal Balance......................................7
          Certificate Register...............................................8
          Class    ..........................................................8
          Class A Certificate................................................8
          Class A-I Certificate..............................................8
          Class A-I-1 Certificate............................................8
          Class A-I-2 Certificate............................................8
          Class A-I-3 Component..............................................8
          Class A-I-4 Certificate............................................8
          Class A-I-5 Certificate............................................8
          Class A-II Certificate.............................................8
          Class A-II-1 Certificate...........................................8
          Class A-II-2 Component.............................................9
          Class A-II-3 Certificate...........................................9
          Class A-IO Rate....................................................9
          Class A-IO Certificate.............................................9

          Class A-3 Certificate..............................................9
          Class A-3 Components...............................................9
          Class A Principal Distribution Amount..............................9
          Class B Certificate...............................................10
          Class B Principal Distribution Amount.............................10
          Class C Certificate...............................................10
          Class M-1 Certificate.............................................10
          Class M-1 Principal Distribution Amount...........................11
          Class M-2 Certificate.............................................11
          Class M-2 Principal Distribution Amount...........................11
          Class P Certificate...............................................11
          Class R Certificate...............................................12
          Class R-1 Interest................................................12
          Class R-2 Interest................................................12
          Class R-3 Interest................................................12
          Closing Date......................................................12
          Code     .........................................................12
          Collateral Value..................................................12
          Commission........................................................12
          Company  .........................................................12
          Compensating Interest.............................................12
          Component Principal Balance.......................................12
          Corporate Trust Office............................................12
          Corresponding Certificate or Component............................12
          Current Specified Overcollateralization Percentage................13
          Curtailment.......................................................13
          Custodial Account.................................................13
          Cut-off Date......................................................13
          Defaulted Mortgage Loan...........................................14
          Deficient Valuation...............................................14
          Definitive Certificate............................................14
          Deleted Mortgage Loan.............................................14
          Depository........................................................14
          Depository Participant............................................14
          Determination Date................................................14
          Disqualified Organization.........................................14
          Distribution Date.................................................15
          Due Date .........................................................15
          Due Period........................................................15
          Eligible Account..................................................15
          Event of Default..................................................15
          Excess Overcollateralized Amount..................................15
          Excess Proceeds...................................................15
          Extra Principal Distribution Amount...............................16
          Fannie Mae........................................................16
          FDIC     .........................................................16

          Fitch    .........................................................16
          Freddie Mac.......................................................16
          Funding Date......................................................16
          GMAC     .........................................................16
          Group 1 Loan......................................................16
          Group 2 Loan......................................................16
          Group 1 Marker Rate...............................................16
          Group 1 Net WAC Rate..............................................17
          Group 2 Marker Rate...............................................17
          Group 2 Net WAC Rate..............................................18
          Initial Certificate Principal Balance.............................18
          Initial Component Principal Balance...............................18
          Initial Notional Amount...........................................18
          Insurance Policy..................................................18
          Insurance Proceeds................................................18
          Interest Remittance Amount........................................18
          Late Collections..................................................18
          Liquidated Mortgage Loan..........................................19
          Liquidation Proceeds..............................................19
          Loan-to-Value Ratio...............................................19
          Lost Note Affidavit...............................................19
          Majority Class C Certificateholder................................19
          Master Servicer...................................................19
          Master Servicer Prepayment Charge Payment Amount..................19
          Servicing Fees....................................................19
          Servicing Fee Rate................................................19
          Maximum Uncertificated Accrued Interest Deferral Amount...........20
          Mezzanine Certificate.............................................21
          Mezzanine Net WAC Rate............................................21
          Monthly Interest Distributable Amount.............................21
          Monthly Payment...................................................21
          Moody's  .........................................................22
          Mortgage .........................................................22
          Mortgage File.....................................................22
          Mortgage Loan.....................................................22
          Mortgage Loan Purchase Agreement..................................22
          Mortgage Loan Schedule............................................22
          Mortgage Note.....................................................23
          Mortgage Rate.....................................................24
          Mortgaged Property................................................24
          Mortgagor.........................................................24
          Net Liquidation Proceeds..........................................24
          Net Monthly Excess Cashflow.......................................24
          Net Mortgage Rate.................................................24
          Net Prepayment Interest Shortfall.................................24
          Net WAC Rate......................................................24

          Nonrecoverable Advance............................................25
          Non-United States Person..........................................25
          Notional Amount...................................................25
          Officers' Certificate.............................................25
          Opinion of Counsel................................................25
          Optional Termination Date.........................................25
          OTS      .........................................................25
          Outstanding Mortgage Loan.........................................25
          Overcollateralization Deficiency Amount...........................26
          Overcollateralization Release Amount..............................26
          Overcollateralization Target Amount...............................26
          Overcollateralized Amount.........................................26
          Ownership Interest................................................26
          Pass-Through Rate.................................................26
          Percentage Interest...............................................29
          Permitted Investment..............................................29
          Permitted Transferee..............................................31
          Person   .........................................................31
          Prepayment Assumption.............................................31
          Prepayment Charge.................................................31
          Prepayment Interest Shortfall.....................................31
          Prepayment Period.................................................31
          Primary Hazard Insurance Policy...................................31
          Primary Insurance Policy..........................................31
          Principal Distribution Amount.....................................31
          Principal Prepayment..............................................31
          Principal Prepayment in Full......................................32
          Principal Remittance Amount.......................................32
          Prospectus Supplement.............................................32
          Purchase Price....................................................32
          Qualified Insurer.................................................32
          Qualified Substitute Mortgage Loan................................32
          Radian   .........................................................33
          Radian Insured Loans..............................................33
          Radian Lender-Paid PMI Policy.....................................33
          Radian PMI Policy Rate............................................33
          Rating Agency.....................................................33
          Realized Loss.....................................................33
          Record Date.......................................................34
          Regular Certificate...............................................34
          Relief Act........................................................34
          Relief Act Interest Shortfall.....................................34
          REMIC    .........................................................34
          REMIC 1  .........................................................34
          REMIC 1 Regular Interest LT1A.....................................34
          REMIC 1 Regular Interest LT1B.....................................35

          REMIC 1 Regular Interest LT1C.....................................35
          REMIC 1 Regular Interest LT1D.....................................35
          REMIC 1 Regular Interest LT1P.....................................35
          REMIC 1 Regular Interests.........................................35
          REMIC 2  .........................................................35
          REMIC 2 Group 1 Interest Loss Allocation Amount...................36
          REMIC 2 Group 2 Interest Loss Allocation Amount...................36
          REMIC 2 Group 1 Overcollateralized Amount.........................36
          REMIC 2 Group 2 Overcollateralized Amount.........................36
          REMIC 2 Group 1 Principal Loss Allocation Amount..................36
          REMIC 2 Group 2 Principal Loss Allocation Amount..................37
          REMIC 2 Overcollateralization Target Amount.......................37
          REMIC 2 Regular Interest LT2A-IO..................................37
          REMIC 2 Regular Interest LT2-1AA..................................37
          REMIC 2 Regular Interest LT2-AI1..................................37
          REMIC 2 Regular Interest LT2-AI2..................................37
          REMIC 2 Regular Interest LT2-AI3..................................38
          REMIC 2 Regular Interest LT2-AI4..................................38
          REMIC 2 Regular Interest LT2-AI5..................................38
          REMIC 2 Regular Interest LT2-1M1..................................38
          REMIC 2 Regular Interest LT2-1M2..................................38
          REMIC 2 Regular Interest LT2-1B...................................38
          REMIC 2 Regular Interest LT2-1ZZ..................................38
          REMIC 2 Regular Interest LT2-2AA..................................39
          REMIC 2 Regular Interest LT2-AII1.................................39
          REMIC 2 Regular Interest LT2-AII2.................................39
          REMIC 2 Regular Interest LT2-AII3.................................39
          REMIC 2 Regular Interest LT2-2M1..................................39
          REMIC 2 Regular Interest LT2-2M2..................................39
          REMIC 2 Regular Interest LT2-2B...................................40
          REMIC 2 Regular Interest LT2-2ZZ..................................40
          REMIC 2 Regular Interest LT2P.....................................40
          REMIC 2 Regular Interests.........................................40
          REMIC 3  .........................................................40
          REMIC Provisions..................................................40
          REMIC Regular Interest............................................41
          Remittance Report.................................................41
          REO Acquisition...................................................41
          REO Disposition...................................................41
          REO Imputed Interest..............................................41
          REO Proceeds......................................................41
          REO Property......................................................41
          Request for Release...............................................41
          Residual Interest.................................................41
          Responsible Officer...............................................41
          Seller   .........................................................42

          Servicing Account.................................................42
          Servicing Advances................................................42
          Servicing Guide...................................................42
          Servicing Officer.................................................42
          Single Certificate................................................42
          Special Deposit...................................................42
          Standard & Poor's.................................................42
          Startup Day.......................................................42
          Stated Principal Balance..........................................42
          Stepdown Date.....................................................43
          Sub-Servicer......................................................43
          Sub-Servicer Remittance Date......................................43
          Sub-Servicing Account.............................................43
          Sub-Servicing Agreement...........................................43
          Sub-Servicing Fees................................................43
          Sub-Servicing Fee Rate............................................43
          Substitution Adjustment...........................................43
          Tax Returns.......................................................43
          Transfer .........................................................44
          Transferor........................................................44
          Trigger Event.....................................................44
          Trust Fund........................................................44
          Trustee  .........................................................44
          Trustee's Fee.....................................................45
          Trustee Fee Rate..................................................45
          Uncertificated Accrued Interest...................................45
          Uncertificated Notional Amount....................................45
          Uncertificated Principal Balance..................................45
          Uncertificated Pass-Through Rate..................................45
          Uncertificated REMIC 1 Pass-Through Rate..........................45
          Uncertificated REMIC 2 Pass-Through Rate..........................46
          Uninsured Cause...................................................46
          United States Person..............................................46
          Unpaid Interest Shortfall Amount..................................47
          Voting Rights.....................................................47
          Weighted Average Net Mortgage Rate................................47
          Wendover .........................................................47
          1.02     Allocation of Certain Interest Shortfalls................47

ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS;
          ORIGINAL ISSUANCE OF CERTIFICATES.................................50
          2.01.    Conveyance of Mortgage Loans.............................50
          2.02.    Acceptance of the Trust Fund by the Trustee..............53

          2.03.    Representations, Warranties and Covenants of the Master
                   Servicer and the Company.................................54
          2.04.    Representations and Warranties of the Seller.............56
          2.05.    Issuance of Certificates; Conveyance of  REMIC
                   Regular Interests and Acceptance of REMIC 2 by the
                   Trustee..................................................58

ARTICLE III

          ADMINISTRATION AND SERVICING
          OF THE TRUST FUND.................................................60
          3.01.    Master Servicer to Act as Master Servicer................60
          3.02.    Sub-Servicing Agreements Between Master Servicer and
                   Sub-Servicers............................................61
          3.03.    Successor Sub-Servicers..................................63
          3.04.    Liability of the Master Servicer.........................63
          3.05.    No Contractual Relationship Between Sub-Servicers
                   and Trustee or Certificateholders........................63
          3.06.    Assumption or Termination of Sub-Servicing
                   Agreements by Trustee....................................64
          3.07.    Collection of Certain Mortgage Loan Payments.............64
          3.08.    Sub-Servicing Accounts...................................65
          3.09.    Collection of Taxes, Assessments and Similar Items;
                   Servicing Accounts.......................................66
          3.10.    Custodial Account........................................66
          3.11.    Permitted Withdrawals From the Custodial Account.........67
          3.12.    Permitted Investments....................................68
          3.13.    Maintenance of Primary Hazard Insurance. ................69
          3.14.    Enforcement of Due-on-Sale Clauses; Assumption
                   Agreements...............................................71
          3.15.    Realization Upon Defaulted Mortgage Loans................72
          3.16.    Trustee to Cooperate; Release of Mortgage Files..........73
          3.17.    Servicing Compensation...................................74
          3.18.    Maintenance of Certain Servicing Policies................75
          3.19.    Annual Statement as to Compliance........................76
          3.20.    Annual Independent Public Accountants' Servicing
                   Statement................................................76
          3.21.    Access to Certain Documentation..........................77
          3.22.    Title, Conservation and Disposition of REO Property......77
          3.23.    Additional Obligations of the Master Servicer............79
          3.24     .........................................................79
          Additional Obligations of the Company.............................79
          3.25.    Periodic Filings with the Securities and Exchange
                   Commission; Additional Information.......................80
          3.26.    Administration of Buydown Funds..........................80

ARTICLE IV

          PAYMENTS TO CERTIFICATEHOLDERS....................................82
          4.01.    Distributions............................................82
          4.02.    Statements to Certificateholders.........................87
          4.03.    Remittance Reports; Advances by the Master Servicer......90

          4.04.    Distributions on the REMIC Regular Interests.............91
          4.05.    Allocation of Realized Losses............................94
          4.06.    Information Reports to Be Filed by the Master Servicer...96
          4.07.    Compliance with Withholding Requirements.................96

ARTICLE V

          THE CERTIFICATES..................................................97
          5.01.    The Certificates.........................................97
          5.02.    Registration of Transfer and Exchange of Certificates....99
          5.03.    Mutilated, Destroyed, Lost or Stolen Certificates.......103
          5.04.    Persons Deemed Owners...................................103
          5.05.    Rule 144A Information...................................104

ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER..............................105
          6.01.    Liability of the Company and the Master Servicer........105
          6.02.    Merger, Consolidation or Conversion of the Company
                   or the Master Servicer..................................105
          6.03.    Limitation on Liability of the Company, the Master
                   Servicer and Others.....................................105
          6.04.    Limitation on Resignation of the Master Servicer........106
          6.05.    Sale and Assignment of Master Servicing.................106

ARTICLE VII

          DEFAULT..........................................................108
          7.01.    Events of Default.......................................108
          7.02.    Trustee to Act; Appointment of Successor................110
          7.03.    Notification to Certificateholders......................110
          7.04.    Waiver of Events of Default.............................111
          7.05.    List of Certificateholders..............................111

ARTICLE VIII

          CONCERNING THE TRUSTEE...........................................112
          8.01.    Duties of Trustee.......................................112
          8.02.    Certain Matters Affecting the Trustee...................113
          8.03.    Trustee Not Liable for Certificates or Mortgage Loans...114
          8.04.    Trustee May Own Certificates............................115
          8.05.    Trustee's Fees..........................................115
          8.06.    Eligibility Requirements for Trustee....................115
          8.07.    Resignation and Removal of the Trustee..................116
          8.08.    Successor Trustee.......................................117
          8.09.    Merger or Consolidation of Trustee......................117
          8.10.    Appointment of Co-Trustee or Separate Trustee...........117

ARTICLE IX

          TERMINATION......................................................119
          9.01.    Termination Upon Repurchase or Liquidation of All
                   Mortgage Loans or upon Purchase of Certificates.........119
          9.02.    Termination of REMIC 2 and REMIC 3......................121
          9.03.    Additional Termination Requirements.....................121

ARTICLE X

          REMIC PROVISIONS.................................................122
          10.01.   REMIC Administration....................................122
          10.02.   Prohibited Transactions and Activities..................124
          10.03.   Master Servicer and Trustee Indemnification.............125

ARTICLE XI

          MISCELLANEOUS PROVISIONS.........................................126
          11.01.   Amendment...............................................126
          11.02.   Recordation of Agreement; Counterparts..................127
          11.03.   Limitation on Rights of Certificateholders..............127
          11.04.   Governing Law...........................................128
          11.05.   Notices.................................................128
          11.06.   Severability of Provisions..............................129
          11.07.   Successors and Assigns..................................129
          11.08.   Article and Section Headings............................129
          11.09.   Notice to Rating Agencies...............................129

          Signatures
          Acknowledgments

          Exhibit A         Form of Class A Certificate
          Exhibit B-1       Form of Class M and Class B Certificate
          Exhibit B-2       Form of Class P Certificate
          Exhibit B-3       Form of Class C Certificate
          Exhibit B-4       Form of Class R Certificate
          Exhibit C         Form of Trustee Initial Certification
          Exhibit D         Form of Trustee Final Certification
          Exhibit E         Form of Remittance Report
          Exhibit F-1       Request for Release
          Exhibit F-2       Request for Release for Mortgage Loans Paid in Full
          Exhibit G-1       Form of Investor Representation Letter
          Exhibit G-2       Form of Transferor Representation Letter
          Exhibit G-3       Form of Rule 144A Investment Representation
          Exhibit G-4       Transferor Certificate for Transfers of Residual
                            Certificates

          Exhibit G-5       Transfer Affidavit and Agreement for Transfers of
                            Residual Certificates
          Exhibit G-6       Form of Investor Representation Letter for Insurance
                            Companies
          Exhibit H         Mortgage Loan Schedule
          Exhibit I         Seller Representations and Warranties
          Exhibit J         Form of Notice Under Section 3.24
          Exhibit K         Impac Funding Corporation Servicing Guide

                   This Pooling and Servicing Agreement, dated and effective as of May 1, 2001, among Impac Secured Assets Corp., as company (the "Company"), Impac Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

                   The Company intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of fourteen classes of certificates, designated as (i) the Class A-I-1, Class A-I-2, Class A-I-4, Class A-I-5, Class A-II-1, Class A-II-3, Class A-3 and Class A-IO Certificates, (ii) the Class M-1 Certificates, (iii) the Class M-2 Certificates,
(iv) the Class B Certificates, (v) the Class P Certificates, (vi) the Class C Certificates and (vii) the Class R Certificates.

                                     REMIC 1

          As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.


    Designation            Uncertificated REMIC 1           Initial Uncertificated              Assumed Final
---------------
                              Pass-Through Rate                Principal Balance              Maturity Date (1)
-------------------  ---------------------------------- ------------------------------        -----------------
       LT1A                     Variable(2)                   $180,252,804.60                        June 2031
       LT1B                     Variable(2)                     $1,218,878.66                        June 2031
       LT1C                     Variable (2)                      $601,856.74                        June 2031
       LT1D                     Variable(2)                    $20,230,000.00                        June 2031
       LT1P                     Variable(2)                           $100.00                        June 2031

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month of the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2

        As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2". The Class R-2 Interest will represent the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions.

        The following table irrevocably sets forth the designation, the Uncertificated REMIC 2 Pass- Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 2 Regular Interests. None of the REMIC 2 Regular Interests will be certificated.


                    Uncertificated REMIC 2     Initial Uncertificated           Assumed Final
   Designation         Pass-Through Rate          Principal Balance           Maturity Date (1)
---------------- ---------------------------- ------------------------        -----------------
    LT2-1AA              Variable(2)                 $132,722,052.68              June 2031
    LT2-AI1              Variable(2)                     $297,000.00              June 2031
    LT2-AI2              Variable(2)                     $181,000.00              June 2031
    LT2-AI3              Variable(2)                     $182,000.00              June 2031
    LT2-AI4              Variable(2)                     $307,000.00              June 2031
    LT2-AI5              Variable(2)                     $306,050.00              June 2031
    LT2-1M1              Variable(2)                      $38,858.78              June 2031
    LT2-1M2              Variable(2)                      $27,084.35              June 2031
     LT2-1B              Variable(2)                      $20,309.91              June 2031
    LT2-1ZZ              Variable(2)                   $1,354,310.27              June 2031
    LT2-2AA              Variable(2)                  $65,535,416.52              June 2031
    LT2-AII1             Variable(2)                     $168,600.00              June 2031
    LT2-AII2             Variable(2)                     $216,800.00              June 2031
    LT2-AII3             Variable(2)                     $243,200.00              June 2031
    LT2-2M1              Variable(2)                      $16,721.22              June 2031
    LT2-2M2              Variable(2)                      $13,375.65              June 2031
     LT2-2B              Variable(2)                      $10,030.09              June 2031
    LT2-2ZZ              Variable(2)                     $668,730.53              June 2031
    LT2A-IO              Variable(2)                       N/A(3)                 June 2031
      LT2P               Variable(2)                         $100.00              June 2031

-------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 2 Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC 2 Pass-Through Rate" herein.

(3) REMIC 2 Regular Interest LT2A-IO will not have an Uncertificated Principal Balance, but will accrue interest on its Uncertificated Notional Amount outstanding from time to time which shall equal the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1D.

                                     REMIC 3

        As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3". The Class R-3 Interest will represent the sole class of "residual interests" in REMIC 3 for purposes of the REMIC Provisions.

        The following table irrevocably sets forth the Class designation, Pass-Through Rate and Initial Certificate Principal Balance for each Class of Certificates that represents one or more of the "regular interests" in REMIC 3 created hereunder:



                                    Initial
                             Certificate Principal         Pass-Through            Assumed Final
    Class Designation               Balance                    Rate               Maturity Date(1)
    -----------------               -------                    ----               ----------------
Class A-I-1                    $29,700,000.00              Variable(2)              April 2016
Class A-I-2                    $18,100,000.00              Variable(2)             October 2019
Class A-I-4                    $30,700,000.00              Variable(2)             August 2027
Class A-I-5                    $30,605,000.00              Variable(2)              June 2031
Class A-II-1                   $16,860,000.00              Variable(2)               May 2016
Class A-II-3                   $24,320,000.00              Variable(2)              June 2031
Class A-3                      $39,880,000.00              Variable(2)              April 2024
Class A-IO                          N/A (4)                Variable(2)            November 2003
Class M-1                      $ 5,058,000.00              Variable(2)              June 2031
Class M-2                      $ 4,046,000.00              Variable(2)              June 2031
Class B                        $ 3,034,000.00              Variable(2)              June 2031
Class C                         $540.00(3)                 Variable(2)              June 2031
Class P                         $100.00                      N/A(5)                 June 2031

-------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates that represents one or more of the "regular interests" in REMIC 3.

     (2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) The Class C Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class C Certificates outstanding from time to time which shall equal the aggregate of the Uncertificated Principal Balances of the REMIC 2 Regular Interests. The Class C Certificates will not accrue interest on their Certificate Principal Balance.

(4) The Class A-IO Certificates do not have a Certificate Principal Balance and are not entitled to distributions of principal. The Class A-IO Certificates accrue interest on a Notional Amount calculated in accordance with the definition of "Notional Amount" herein.

(5)  The Class P Certificates do not accrue interest.

        Using the Structuring Assumptions (as defined in the Prospectus Supplement), assuming prepayments at 0% of the Prepayment Assumption, no losses or delinquencies on the Mortgage Loans, a Required Overcollateralization Amount of $0, and no Excess Cash Flow, the final scheduled Distribution Date on each Class of Certificates would be as follows: (i) for the Class A-I-1 Certificates, the Distribution Date in April 2016; (ii) for the Class A-I-2 Certificates, the Distribution Date in October 2019; (iii) for the Class A-I-4 Certificates, the Distribution Date in August 2027; (iv) for the Class A-II-1 Certificates, the Distribution Date in May 2016; (v) for the Class A-3 Certificates, the Distribution Date in April 2024; (vi) for the Class A-IO Certificates, the Distribution Date in November 2003; and (vii) for the Class A-I-5, Class A-II-3, Class M, Class B and Class C Certificates, the Distribution Date in June 2031.

        Due to Realized Losses, principal prepayments (including Principal Prepayments, liquidations of defaulted Mortgage Loans, repurchases of Mortgage Loans) and other differences between the Structuring Assumptions and the actual behavior that the Mortgage Loans will exhibit during the period that they are held in the Trust Fund, the final scheduled Distribution Date on each Class of Certificates may be substantially earlier or later than the dates indicated in the preceding paragraph. The failure of any Class of Certificates to be retired on or before the applicable date indicated in the preceding paragraph shall not constitute an Event of Default or a breach by any party hereto, nor shall any Certificateholder (or the Trustee on behalf of any Certificateholder) be entitled to any remedy for such failure. The termination of the Trust Fund and the final distribution on any Class of the Certificates shall only occur in accordance with the provisions of Section 4.01 and Article IX of this Agreement.

                                    ARTICLE I

                                   DEFINITIONS

               SECTION 1.01.  Defined Terms.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations in respect of interest on the Class A Certificates (including the Class A-3 Components), the Mezzanine Certificates, the Class C Certificates, the REMIC 1 Regular Interests and the REMIC 2 Regular Interests shall be made on the basis a 360-day year consisting of twelve 30-day months. The Class P Certificates and the Class R Certificates do not accrue interest.

               "Accrual Period": With respect to each Class of Regular Certificates (other than the Class P Certificates), including, with respect to the Class A-3 Certificates, the Class A-3 Components, and each Distribution Date, the calendar month prior to the month of such Distribution Date.

               "Advance": As to any Mortgage Loan, any advance made by the Master Servicer on any Distribution Date pursuant to Section 4.03.

               "Aggregate Stated Principal Balance": As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans.

               "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

               "Allocated Realized Loss Amount": With respect to any Distribution Date and any Class of Mezzanine Certificates, the sum of (i) any Realized Losses allocated to such Class of Certificates on any Distribution Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from the previous Distribution Date.

               "Anniversary": Each anniversary of May 1, 2001.

               "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

               "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date,
(ii) the aggregate amount of any Advances made and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, (iii) the aggregate amount of Mortgage Loan purchases made pursuant to
Section 9.01 and (iv) the aggregate
amount required to be deposited by the Master Servicer pursuant to Section 4.01(h), reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account or the Certificate Account, (iii) any other amounts reimbursable or payable to the Trustee, Master Servicer or any Sub-Servicer pursuant to Section 3.11, (iv) the Master Servicing Fees, the Sub-Servicing Fees and the fees of the Trustee payable on such Distribution Date, (v) any amounts in respect of the premium payable to Radian under the Radian Lender-Paid PMI Policy, (vi) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to
Section 2.02, 2.04, 3.14 or 3.22, in each case received or made after the first day of the month of such Distribution Date and (vii) amounts on deposit in the Custodial Account representing any Prepayment Charges or Master Servicer Prepayment Charge Payment Amounts.

               "Balloon Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having an original term to maturity that is shorter than the related amortization term.

               "Balloon Payment": With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

               "Bankruptcy Code":  The Bankruptcy Code of 1978, as amended.

               "Basic Principal Distribution Amount": With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

               "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

               "Business Day": Any day other than a Saturday, Sunday or a day on which banking institutions in California or New York (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

               "Buydown Funds": Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

               "Buydown Mortgage Loan": Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

               "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

               "Certificate":  Any Regular Certificate or Class R Certificate.

               "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company of California, N.A., in trust for registered holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2001-4, and which account or accounts must each be an Eligible Account.

               "Certificate Account Deposit Date": With respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

               "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Company or the Master Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

               "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               "Certificate Principal Balance": With respect to any Class of Regular Certificates (other than the Class A-3, Class A-IO and Class C Certificates) immediately prior to any Distribution Date, the Initial Certificate Principal Balance thereof reduced by the sum of all amounts actually distributed in respect of principal of such Class and, in the case of a Mezzanine Certificate, Realized Losses allocated thereto on all prior Distribution Dates. With respect to the Class A-3 Certificates, the sum of the Component Principal Balances of the Class A-3 Components. With respect to the Class C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balances of the REMIC 2 Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding. The Class A-IO Certificates will not have a Certificate Principal Balance.

               "Certificate Register": The register maintained pursuant to
Section 5.02.

               "Class": Collectively, all of the Certificates bearing the same designation.

               "Class A Certificate": Any one of the Class A-I-1, Class A-I-2, Class A-I-4, Class A-I-5, Class A-II-1, Class A-II-3, Class A-3 and Class A-IO Certificates.

               "Class A-I Certificate": Any one of the Class A-I-1, Class A-I-2, Class A-I-4 or Class A-I-5 Certificates or the Class A-I-3 Component.

               "Class A-I-1 Certificate": Any one of the Class A-I-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-I-2 Certificate": Any one of the Class A-I-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-I-3 Component": The Class A-I-3 Component, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-I-4 Certificate": Any one of the Class A-I-4 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-I-5 Certificate": Any one of the Class A-I-5 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-II Certificate": Any one of the Class A-II-1 or Class A-II-3 Certificates or the Class A-II-2 Component.

               "Class A-II-1 Certificate": Any one of the Class A-II-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-II-2 Component": The Class A-II-2 Component, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-II-3 Certificate": Any one of the Class A-II-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-IO Rate": With respect to the Class A-IO Certificates and (a) any of the first through the twelfth Distribution Dates, a per annum rate equal to the excess of (i) the Weighted Average Net Mortgage Rate over (ii) the excess (but not less than zero) of (x) the Weighted Average Net Mortgage Rate over (y) 8.00% per annum, (b) any of the thirteenth through the eighteenth Distribution Dates, a per annum rate equal to the excess of (i) the Weighted Average Net Mortgage Rate over (ii) the excess (but not less than zero) of (x) the Weighted Average Net Mortgage Rate over (y) 7.00% per annum, (c) any of the nineteenth through the twenty-fourth Distribution Dates, a per annum rate equal to the excess of (i) the Weighted Average Net Mortgage Rate over (ii) the excess (but not less than zero) of (x) the Weighted Average Net Mortgage Rate over (y) 5.00% per annum, (d) any of the twenty-fifth through the thirtieth Distribution Dates, a per annum rate equal to the excess of (i) the Weighted Average Net Mortgage Rate over (ii) the excess (but not less than zero) of (x) the Weighted Average Net Mortgage Rate over (y) 4.00% per annum and (e) any Distribution Date after the thirtieth Distribution Date, 0.00% per annum.

               "Class A-IO Certificate": Any one of the Class A-IO Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class A-3 Certificate": Any one of the Class A-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing an interest in the Class A-3 Components.

               "Class A-3 Components": The Class A-I-3 Component and the Class A-II-2 Component.

               "Class A Principal Distribution Amount": For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 12.00% and (B) the Current Specified Overcollateralization Percentage.

               "Class B Certificate": Any one of the Class B Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class B Principal Distribution Amount": For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (4) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the Current Specified Overcollateralization Percentage.

               "Class C Certificate": Any one of the Class C Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-3, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class M-1 Certificate": Any one of the Class M-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class M-1 Principal Distribution Amount": For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 7.00% and (B) the Current Specified Overcollateralization Percentage.

               "Class M-2 Certificate": Any one of the Class M-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class M-2 Principal Distribution Amount": For any applicable Distribution Date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (b) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (3) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 3.00% and (B) the Current Specified Overcollateralization Percentage.

               "Class P Certificate": Any one of the Class P Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-2, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC 3.

               "Class R Certificate": Any one of the Class R Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-4, executed by the Trustee and authenticated and delivered by the Trustee, evidencing the ownership of the Class R-1 Interest, Class R-2 Interest and the Class R-3 Interest.

               "Class R-1 Interest": The uncertificated Residual Interest in REMIC 1.

               "Class R-2 Interest": The uncertificated Residual Interest in REMIC 2.

               "Class R-3 Interest": The uncertificated Residual Interest in REMIC 3.

               "Closing Date":  May 30, 2001.

               "Code":  The Internal Revenue Code of 1986.

               "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Seller) made at the time of the origination of the related Mortgage Loan, or
(ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

               "Commission":  The Securities and Exchange Commission.

               "Company": Impac Secured Assets Corp., or its successor in interest.

               "Compensating Interest": With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period, but not more than the sum of the Master Servicing Fees and the Sub-Servicing Fees for the immediately preceding Due Period.

               "Component Principal Balance": With respect to any of the Class A-3 Components, immediately prior to any Distribution Date, the Initial Component Principal Balance thereof reduced by the sum of all amounts actually distributed in respect of principal of such Class.

               "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Corporate Trust, Impac Secured Assets Corp. Series 2001-4 IM01S4.

               "Corresponding Certificate or Component": With respect to:

                       (i) REMIC 2 Regular Interest LT2-AI1, the Class A-I-1 Certificates,

                       (ii) REMIC 2 Regular Interest LT2-AI2, the Class A-I-2 Certificates,

                       (iii) REMIC 2 Regular Interest LT2-AI3, the Class A-I-3 Component,

                       (iv) REMIC 2 Regular Interest LT2-AI4, the Class A-I-4 Certificates,

                       (v) REMIC 2 Regular Interest LT2-AI5, the Class A-I-5 Certificates,

                       (vi) REMIC 2 Regular Interest LT2-AII1, the Class A-II-1 Certificates,

                       (vii) REMIC 2 Regular Interest LT2-AII2, the Class A-II-2 Component,

                       (viii) REMIC 2 Regular Interest LT2-AII3, the Class A-II-3 Certificates,

                       (ix) REMIC 2 Regular Interest LT2-1M1 and REMIC 2 Regular Interest LT2- 2M1, the Class M-1 Certificates,

                       (x) REMIC 2 Regular Interest LT2-1M2 and REMIC 2 Regular Interest LT2- 2M2, the Class M-2 Certificates,

                       (xi) REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2- 2B, the Class B Certificates, and

                       (xii) REMIC 2 Regular Interest LT2P, the Class P Certificates.

               "Current Specified Overcollateralization Percentage": For any Distribution Date, a percentage equal to (a) the Overcollateralization Target Amount divided by (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period).

               "Curtailment": Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in the name of a depository institution, as custodian for the holders of the Certificates. Any such account or accounts shall be an Eligible Account.

               "Cut-off Date":  May 1, 2001.

               "Defaulted Mortgage Loan" means any Mortgage Loan as to which the Mortgagor has failed to make unexcused three or more consecutive scheduled Monthly Payments.

               "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

               "Definitive Certificate": Any definitive, fully registered Certificate.

               "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               "Depository" The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               "Depository Participant": A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

               "Disqualified Organization": Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit),
(ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any of REMIC 1, REMIC 2 or REMIC 3 or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an

Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in June 2001.

               "Due Date": The first day of the month of the related Distribution Date.

               "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

               "Eligible Account": Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by Standard & Poor's and P-1 by Moody's (and F-1 by Fitch if rated by Fitch) at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then- current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

               "Event of Default": One or more of the events described in
Section 7.01.

               "Excess Overcollateralized Amount": With respect to the Class A Certificates (other than the Class A-IO Certificates) and the Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date over (ii) the Overcollateralization Target Amount for such Distribution Date.

               "Excess Proceeds":  As defined in Section 3.22.

               "Extra Principal Distribution Amount": With respect to any Distribution Date, the lesser of (x) the Net Monthly Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

               "Fannie Mae": Federal National Mortgage Association or any successor.

               "FDIC":  Federal Deposit Insurance Corporation or any successor.

               "Fitch":  Fitch, Inc., or its successor in interest.

               "Freddie Mac": Federal Home Loan Mortgage Corporation or any successor.

               "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

               "GMAC": GMAC Mortgage Corporation.

               "Group 1 Loan": Any Mortgage Loan identified as a Group 1 Loan on the Mortgage Loan Schedule.

               "Group 2 Loan": Any Mortgage Loan identified as a Group 2 Loan on the Mortgage Loan Schedule.

               "Group 1 Marker Rate": With respect to the Class C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1MI, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2-1ZZ, with the rate on REMIC 2 Regular Interest LT2-AI1 subject to a cap equal to the lesser of (x) 5.15% per annum and (y) the Group 1 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-AI2 subject to a cap equal to the lesser of (x) 5.53% per annum and (y) the Group 1 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-AI3 subject to a cap equal to the lesser of (x) 6.38% per annum and (y) the Group 1 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-AI4 subject to a cap equal to the lesser of (x) 6.65% per annum and (y) the Group 1 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-AI5 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.36% per annum and (y) the Group 1 Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.86% per annum and (y) the Group 1 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-1M1 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and

(B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-1M2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and
(y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-1B subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation; and with the rate on REMIC 2 Regular Interest LT2-1ZZ subject to a cap of zero for the purpose of this calculation.

        "Group 1 Net WAC Rate": With respect to each Distribution Date through and including the Distribution Date in November 2003, the Net WAC Rate and for each Distribution Date thereafter, the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the first day of the calendar month preceding the month in which such Distribution Date occurs.

        "Group 2 Marker Rate": With respect to the Class C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2MI, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B and REMIC 2 Regular Interest LT2-2ZZ; with the rate on REMIC 2 Regular Interest LT2-AII1 subject to a cap equal to the lesser of (x) 5.38% per annum and (y) the Group 2 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-AII2 subject to a cap equal to the lesser of (x) 6.38% per annum and (y) the Group 2 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-AII3 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Group 2 Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and
(y) the Group 2 Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-2MI subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of
(x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-2M2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2-2B subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and
(y) the Mezzanine Net WAC Rate for the purpose of this calculation; and with the rate on REMIC 2 Regular Interest LT2-2ZZ subject to a cap of zero for the purpose of this calculation.

               "Group 2 Net WAC Rate": With respect to each Distribution Date through and including the Distribution Date in November 2003, the Net WAC Rate and for each Distribution Date thereafter, the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the first day of the calendar month preceding the month in which such Distribution Date occurs.

               "Initial Certificate Principal Balance": With respect to each Class of Regular Certificates (other than the Class A-IO Certificates), the Initial Certificate Principal Balance of such Class of Certificates as set forth in the Preliminary Statement hereto, or with respect to any single Certificate, the Initial Certificate Principal Balance as stated on the face thereof.

               "Initial Component Principal Balance": With respect to the Class A-I-3 Component, $18,200,000, and with respect to the Class A-II-2 Component, $21,680,000.

               "Initial Notional Amount": With respect to the Class A-IO Certificates, $20,230,000.00 or with respect to any single Certificate, the Initial Notional Amount as stated on the face thereof. With respect to the Class C Certificate, the aggregate of the initial Uncertificated Principal Balance of the REMIC 2 Regular Interests, or with respect to any single Certificate, the Initial Notional Amount as stated on the face thereof.

               "Insurance Policy": With respect to any Mortgage Loan, any insurance policy (including a Radian Lender-Paid PMI Policy) which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

               "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any Primary Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

               "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest received or advanced on the Mortgage Loans.

               "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds,

Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

               "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

               "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

               "Lost Note Affidavit": With respect to any Mortgage Note, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

               "Majority Class C Certificateholder": As defined in Section 9.01.

               "Master Servicer": Impac Funding Corporation, or any successor master servicer appointed as herein provided.

               "Master Servicer Prepayment Charge Payment Amount": The amounts payable by the Master Servicer in respect of any waived Prepayment Charges pursuant to Section 2.03, and any amount paid to the Trust Fund by any Person to remedy any breach of any representation, warranty of covenant made with respect to the Prepayment Charges to the extent the Trust Fund, as assignee, is the beneficiary of such representation, warranty or covenant.

               "Master Servicing Fees": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest for the number of days covered by such payment of interest).

               "Master Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of 0.03%.

               "Maximum Uncertificated Accrued Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) the sum of (I) accrued interest at the Uncertificated REMIC 2 Pass-Through Rate applicable to REMIC 2 Regular Interest LT2-1ZZ for such Distribution Date on a balance equal to the excess of (i) the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1ZZ and (ii) the REMIC 2 Group 1 Overcollateralized Amount for such Distribution Date and (II) accrued interest at the Uncertificated REMIC 2 Pass-Through Rate applicable to REMIC 2 Regular Interest LT2-2ZZ for such Distribution Date on a balance equal to the excess of (i) the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2ZZ and (ii) the REMIC 2 Group 2 Overcollateralized Amount for such Distribution Date, over (b) Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AI1, with the rate on REMIC 2 Regular Interest LT2-AI1 subject to a cap equal to the lesser of (x) 5.15% per annum and (y) the Group 1 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AI2, with the rate on REMIC 2 Regular Interest LT2-AI2 subject to a cap equal to the lesser of (x) 5.53% per annum and (y) the Group 1 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AI3, with the rate on REMIC 2 Regular Interest LT2-AI3 subject to a cap equal to the lesser of (x) 6.38% per annum and (y) the Group 1 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AI4, with the rate on REMIC 2 Regular Interest LT2-AI4 subject to a cap equal to the lesser of
(x) 6.65% per annum and (y) the Group 1 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AI5, with the rate on REMIC 2 Regular Interest LT2-AI5 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.36% per annum and (y) the Group 1 Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.86% per annum and (y) the Group 1 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-1M1 with the rate on REMIC 2 Regular Interest LT2-1M1 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-1M2, with the rate on REMIC 2 Regular Interest LT2-1M2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-1B, with the rate on REMIC 2 Regular Interest LT2-1B subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-OAII1, with the rate on REMIC 2 Regular Interest LT2-OAII1 subject to a cap equal to the lesser of (x) 5.38% per annum and (y) the Group 2 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AII2, with the rate on REMIC 2 Regular Interest LT2-AII2 subject to a cap equal to the lesser of (x) 6.38% per annum and (y) the Group 2 Net WAC Rate; Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-AII3, with the rate on REMIC 2 Regular Interest LT2-AII3 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Group 2 Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Group 2 Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-2M1, with the rate on REMIC 2 Regular Interest LT2-2M1 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-2M2, with the rate on REMIC 2 Regular Interest LT2-2M2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation, and Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2-2B, with the rate on REMIC 2 Regular Interest LT2-2B subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate for the purpose of this calculation.

               "Mezzanine Certificate": Any Class M-1 Certificate, Class M-2 Certificate or Class B Certificate.

               "Mezzanine Net WAC Rate": (A) For the June 2001 Distribution Date through the November 2003 Distribution Date, a per annum rate equal to the Net WAC Rate and (B) for each Distribution Date thereafter, the lesser of (1) the weighted average of the Net Mortgage Rates of the Group 1 Loans as of the first day of the month preceding the month in which such Distribution Date occurs and
(2) the weighted average of the Net Mortgage Rates of the Group 2 Loans as of the first day of the month preceding the month in which such Distribution Date occurs.

               "Monthly Interest Distributable Amount": With respect to the Class A Certificates, Mezzanine Certificates and Class C Certificates, including, in the case of the Class A-3 Certificates, the Class A-3 Components, and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance (or Notional Amount in the case of the Class A-IO Certificates and Class C Certificates, or Component Principal Balance in the case of the Class A-3 Components) of such Class or Class A-3 Component immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such Certificate or Class A-3 Component as set forth in Section 1.02).

               "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Deficient

Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

               "Moody's": Moody's Investors Service, Inc., or its successor in interest.

               "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

               "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

               "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and from time to time held in the Trust Fund (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

               "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement dated as of May 1, 2001, among Impac Funding Corporation, as seller, Impac Mortgage Holdings, Inc., as guarantor, and the Company as purchaser, and all amendments thereof and supplements thereto.

               "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage Loan:

             (i)       the loan number and name of the Mortgagor;

            (ii)       the street address, city, state and zip code of the Mortgaged Property;

           (iii)       (A) the original term to maturity and (B) if such Mortgage Loan is a Balloon
                       Loan, the amortization term thereof;

            (iv)       the original principal balance and the original Mortgage Rate;

             (v)       the first payment date;



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            (vi)       whether the Mortgage Loan is a Balloon Mortgage Loan or a Mortgage Loan
                       the terms of which do not provide for a Balloon Payment;

           (vii)       the type of Mortgaged Property;

          (viii)       the Monthly Payment in effect as of the Cut-off Date;

            (ix)       the principal balance as of the Cut-off Date;

             (x)       the Mortgage Rate as of the Cut-off Date;

            (xi)       the occupancy status;

           (xii)       the purpose of the Mortgage Loan;

          (xiii)       the Collateral Value of the Mortgaged Property;

           (xiv)       the original term to maturity;

            (xv)       the paid-through date of the Mortgage Loan;

           (xvi)       the Master Servicing Fee Rate;

            (xvii)     the Sub-Servicing Fee Rate;

         (xviii)       the Net Mortgage Rate for such Mortgage Loan;

           (xix)       whether such Mortgage Loan is a Radian Insured Loan and, if so, the related
                       Radian PMI Policy Rate;

            (xx)       whether the Mortgage Loan is covered by a private mortgage insurance policy or an original certificate of private mortgage insurance;

           (xxi)       the documentation type;

          (xxii)       the type and term of the related Prepayment Charge, if any; and

         (xxiii)       whether the Mortgage Loan is a Group 1 Loan or a Group 2 Loan.

               The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

               "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

               "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Note.

               "Mortgaged Property": The underlying property securing a Mortgage Loan.

               "Mortgagor":  The obligor or obligors on a Mortgage Note.

               "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Master Servicing Fees, Sub-Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

               "Net Monthly Excess Cashflow": With respect to each Distribution Date, the sum of (a) any Overcollateralization Release Amount for such Distribution Date and (b) the excess of (x) Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Class A Certificates and the Mezzanine Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Remittance Amount.

               "Net Mortgage Rate": With respect to each Mortgage Loan Due Date, a per annum rate of interest equal to the then-applicable Mortgage Rate on such Mortgage Loan less the sum of the Master Servicing Fee Rate, the Sub-Servicing Fee Rate, the Trustee Fee Rate, and with respect to the Radian Insured Loans, the Radian PMI Policy Rate.

               "Net Prepayment Interest Shortfall": With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

               "Net WAC Rate": With respect to each class of the Class A Certificates (other than the Class A-IO Certificates), each Class of the Mezzanine Certificates and the REMIC 2 Regular Interests (other than REMIC 2 Regular Interest LT2A-IO) and any Distribution Date, a per annum rate (but not less than zero) equal to the weighted average of (x) the Uncertificated REMIC 1 Pass- Through Rate with respect to REMIC 1 Regular Interest LT1A, REMIC 1 Regular Interest LT1B, REMIC 1 Regular Interest LT1C and REMIC 1 Regular Interest LT1P for such Distribution Date and (y) the excess, if any, of (i) the Uncertificated REMIC 1 Pass-Through Rate with respect to REMIC 1 Regular Interest LT1D for such Distribution Date over (ii) (A) in the case of the Distribution Dates beginning in June 2001 and ending in November 2003, the applicable Class A-IO Rate, and (B) in the case of any Distribution Date thereafter, 0.00% per annum, weighted, in the case of clause (x), on the basis of the aggregate Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A, REMIC 1 Regular Interest LT1B, REMIC 1 Regular Interest LT1C and REMIC 1 Regular Interest LT1P, and in the case of clause (y), on the basis of the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1D, respectively.

               "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Company and the Trustee.

               "Non-United States Person": Any Person other than a United States Person.

               "Notional Amount": With respect to the Class A-IO Certificates, immediately prior to any Distribution Date, an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1D. With respect to the Class C Certificates, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC 2 Regular Interests.

               "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Company, the Seller, the Master Servicer or of any Sub-Servicer and delivered to the Company and Trustee.

               "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company, the Seller, or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) the qualification of REMIC 1, REMIC 2 or REMIC 3 as REMICs, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Company and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Master Servicer or in an affiliate of either and
(iii) is not connected with the Company or the Master Servicer as an officer, employee, director or person performing similar functions.

               "Optional Termination Date": The first Distribution Date on which the Majority Class C Certificateholders may opt to terminate the Trust Fund pursuant to Section 9.01.

               "OTS":  Office of Thrift Supervision or any successor.

               "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.14.

               "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount on such Distribution Date).

               "Overcollateralization Release Amount": With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the Excess Overcollateralized Amount.

               "Overcollateralization Target Amount": With respect to any Distribution Date, $1,011,518.20.

               "Overcollateralized Amount": With respect to any Distribution Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-IO Certificates), the Mezzanine Certificates and the Class P Certificates as of such Distribution Date after giving effect to distributions to be made on such Distribution Date.

               "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               "Pass-Through Rate": With respect to any Distribution Date and

               (i) the Class A-I-1 Certificates, the lesser of (x) 5.15% per annum and (y) the Group 1 Net WAC Rate;


         (ii) the Class A-I-2 Certificates, the lesser of (x) 5.53% per annum and (y) the Group 1 Net WAC Rate;

        (iii)  the Class A-I-3 Component, the lesser of (x) 6.38% per annum and
               (y) the Group 1 Net WAC Rate;

         (iv) the Class A-I-4 Certificates, the lesser of (x) 6.65% per annum and (y) the Group 1 Net WAC Rate;

        (v) the Class A-I-5 Certificates, (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.36% per annum and (y) the Group 1 Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.86% per annum and (y) the Group 1 Net WAC Rate;

         (vi) the Class A-II-1 Certificates, the lesser of (x) 5.38% per annum and (y) the Group 2 Net WAC Rate;

        (vii) the Class A-II-2 Component, the lesser of (x) 6.38% per annum and (y) the Group 2 Net WAC Rate;

        (viii) the Class A-II-3 Certificates, (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Group 2 Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and
               (y) the Group 2 Net WAC Rate;

         (ix) the Class A-IO Certificates, 100% of the interest on REMIC 2 Regular Interest LT2A-IO;

        (x) the Class M-1 Certificates, (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate;

        (xi) the Class M-2 Certificates, (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate;

        (xii) the Class B Certificates, (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) 7.250% per annum and (y) the Mezzanine Net WAC Rate and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) 7.750% per annum and (y) the Mezzanine Net WAC Rate; and

        (vii) the Class C Certificates, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is
               (x) the sum of the amounts calculated pursuant to clauses (A) through (S) below, and the denominator of which is (y) the aggregate of the Uncertificated Principal Balances of the REMIC 2 Regular Interests. For purposes of calculating the Pass-Through Rate for the Class C Certificates, the numerator is equal to the sum of the following components:

               (A) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-1AA minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1AA;

               (B) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AI1 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AI1;

               (C) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AI2 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AI2;

               (D) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AI3 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AI3;

               (E) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AI4 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AI4;

               (F) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AI5 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AI5;

               (G) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-1M1 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1M1;

               (H) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-1M2 minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1M2;

               (I) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-1B minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1B;

               (J) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-1ZZ minus the Group 1 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1ZZ;

               (K) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-2AA minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2AA;

               (L) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AII1 minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AII1;

               (M) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AII2 minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AII2;

               (N) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-AII3 minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-AII3;

               (O) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-2M1 minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2M1;

               (P) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-2M2 minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2M2;

               (Q) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-2B minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2B;

               (R) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-2ZZ minus the Group 2 Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2ZZ; and

               (S) 100% of the interest on REMIC 2 Regular Interest LT2P.

               The Class P Certificates will not accrue interest and therefore will not have a Pass- Through Rate.

               "Percentage Interest": With respect to any Regular Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount, as applicable, thereof divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to any Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

               "Permitted Investment": One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's (and by Fitch if rated by Fitch) in their highest short-term ratings available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by Moody's and Fitch in their respective highest long-term ratings available and rated AAAm or AAAm-G by Standard & Poor's, including any such funds for which Bankers Trust Company of California, N.A. or any affiliate thereof serves as an investment advisor, manager, administrator, shareholder, servicing agent, and/or custodian or sub-custodian; and

               (vi) other obligations or debt securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

               "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an "electing large partnership" (as defined in Section 775 of the Code).

               "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Prepayment Assumption": As defined in the Prospectus Supplement.

               "Prepayment Charge": With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof (other than any Master Servicer Prepayment Charge Payment Amount).

               "Prepayment Interest Shortfall": As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to, but not including, the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

               "Prepayment Period": As to any Distribution Date, Determination Date or Sub- Servicer Remittance Date, the calendar month preceding the month in which such Distribution Date, Determination Date or Sub-Servicer Remittance Date occurs.

               "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

               "Primary Insurance Policy": Any primary policy of mortgage guaranty insurance including the Radian Lender-Paid PMI Policy, or any replacement policy therefor.

               "Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

               "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

               "Principal Prepayment in Full": Any Principal Prepayment made by a Mortgagor of the entire unpaid principal balance of the Mortgage Loan.

               "Principal Remittance Amount": With respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected or advanced on the Mortgage Loans by the Master Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full Principal Prepayments of the Mortgage Loans applied by the Master Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, REO Proceeds and Insurance Proceeds received during the related Prepayment Period, (iv) the principal portion of proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04, 3.14 or 3.22, in each case received or made during the related Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Custodial Account during the related Prepayment Period and (vi) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Section 9.01, the principal portion of the termination price received from the Majority Class C Certificateholders in connection with a termination of the Trust Fund to occur on such Distribution Date.

               "Prospectus Supplement": That certain Prospectus Supplement dated May 25, 2001 relating to the public offering of the Class A Certificates and the Mezzanine Certificates.

               "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.14, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof,
(ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Master Servicing Fees, Sub-Servicing Fees, Trustee's Fees and, if such Mortgage Loan is a Radian Insured Loan, fees due Radian at the Radian PMI Policy Rate, from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances and Servicing Advances made in respect thereof that were not previously reimbursed.

               "Qualified Insurer": Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

               "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate of the Seller delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Master Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 hereof; and, (vi) comply with each representation and warranty set forth in the Mortgage Loan Purchase Agreement.

               "Radian": Radian Guaranty, Inc. (f/k/a Commonwealth Mortgage Assurance Company), or its successors or assigns.

               "Radian Insured Loans": The Mortgage Loans included in the Trust Fund covered by a Radian Lender-Paid PMI Policy, as indicated on the Mortgage Loan Schedule.

               "Radian Lender-Paid PMI Policy": A Primary Insurance Policy issued by Radian in accordance with a May 1, 2000 letter between the Seller and Radian.

               "Radian PMI Policy Rate": With respect to any Radian Insured Loan, the rate per annum at which the related premium on the Radian Lender-Paid PMI Policy accrues.

               "Rating Agency": Standard & Poor's, Fitch or Moody's and each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating of a Rating Agency shall mean "AA" or better in the case of Standard & Poor's, "AA" or better in the case of Fitch and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Standard & Poor's, F-1 in the case of Fitch and "P-1" in the case of Moody's, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

               "Realized Loss": With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub- Servicer with respect to related Advances or Servicing Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

               "Record Date": With respect to each Class of Certificates and each Distribution Date, the last Business Day of the month immediately preceding the month of the related Distribution Date.

               "Regular Certificate": Any of the Certificates other than a Residual Certificate.

               "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

               "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Due Period is less than
(ii) one month's interest on the Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

               "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

               "REMIC 1": The segregated pool of assets, with respect to which a REMIC election is to be made, conveyed in trust to the Trustee, for the benefit of the Holders of the REMIC 1 Regular Interests and the Holders of the Class R Certificates (as holders of the Class R-1 Interest), consisting of: (i) each Mortgage Loan (exclusive of payments of principal and interest due on or before the Cut-off Date, if any, received by the Master Servicer which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to
Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account or the Certificate Account and belonging to the Trust Fund; (iii) any REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; (v) [reserved]; and (vi) the Company's interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to
Section 2.04 hereof.

               "REMIC 1 Regular Interest LT1A": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A shall accrue interest at the related Uncertificated REMIC 1 Pass-

Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 1 Regular Interest LT1B": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1B shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 1 Regular Interest LT1C": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1C shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 1 Regular Interest LT1D": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1D shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 1 Regular Interest LT1P": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1P shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to any Prepayment Charges relating to the Mortgage Loans collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 1 Regular Interests": REMIC 1 Regular Interest LT1A, REMIC 1 Regular Interest LT1B, REMIC 1 Regular Interest LT1C, REMIC 1 Regular Interest LT1D and REMIC 1 Regular Interest LT1P.

               "REMIC 2": The segregated pool of assets consisting of all of the REMIC 1 Regular Interests conveyed in trust to the Trustee, for the benefit of REMIC 3, as holder of the REMIC 2 Regular Interests, and the Class R Certificateholders, as holders of the Class R-2 Interest, pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

               "REMIC 2 Group 1 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Group 1 Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-1AA minus the Group 1 Marker Rate, divided by (b) 12.

               "REMIC 2 Group 2 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Group 2 Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-2AA minus the Group 2 Marker Rate, divided by (b) 12.

               "REMIC 2 Group 1 Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2- AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2-1ZZ, minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2 and REMIC 2 Regular Interest LT2-1B, in each case as of such date of determination.

               "REMIC 2 Group 2 Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B and REMIC 2 Regular Interest LT2-2ZZ, minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2 and REMIC 2 Regular Interest LT2-2B, in each case as of such date of determination.

               "REMIC 2 Group 1 Principal Loss Allocation Amount": With respect to any Distribution Date and the Group 1 Loans, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Group 1 Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2 and REMIC 2 Regular Interest LT2-1B, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2

Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2-1ZZ.

               "REMIC 2 Group 2 Principal Loss Allocation Amount": With respect to any Distribution Date and the Group 2 Loans, an amount equal to (a) the product of (i) the aggregate Principal Balance of the Group 2 Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2 and REMIC 2 Regular Interest LT2-2B, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2 and REMIC 2 Regular Interest LT2-2B.

               "REMIC 2 Overcollateralization Target Amount": 1% of the Overcollateralization Target Amount.

               "REMIC 2 Regular Interest LT2A-IO": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2A-IO shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate on its Uncertificated Notional Amount outstanding from time to time.

               "REMIC 2 Regular Interest LT2-1AA": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-1AA shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AI1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AI1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AI2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AI2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AI3": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AI3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AI4": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AI4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AI5": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AI5 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-1M1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-1M1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-1M2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-1M2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-1B": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-1B shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-1ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-1ZZ shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-2AA": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-2AA shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AII1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AII1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AII2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AII2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-AII3": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-AII3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-2M1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-2M1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-2M2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-2M2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-2B": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-2B shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2-2ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2-2ZZ shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

               "REMIC 2 Regular Interest LT2P": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a "regular interest" in REMIC 2. REMIC 2 Regular Interest LT2P shall accrue interest at the related Uncertificated REMIC 2 Pass- Through Rate in effect from time to time, and shall be entitled to any amounts distributed to REMIC 1 Regular Interest LT1P.

               "REMIC 2 Regular Interests": REMIC 2 Regular Interest LT21AA, REMIC 2 Regular Interest LT2A-IO, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B, REMIC 2 Regular Interest LT2-1ZZ, REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B, REMIC 2 Regular Interest LT2-2ZZ and REMIC 2 Regular Interest LT2P.

               "REMIC 3": The segregated pool of assets consisting of all of the REMIC 2 Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the Regular Certificates and the Holders of the Class R Certificates (as holders of the Class R-3 Interest), including, with respect to the Class A-3 Certificates, the Class A-3 Components, pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

               "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               "REMIC Regular Interest": A REMIC 1 Regular Interest or REMIC 2 Regular Interest.

               "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

               "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

               "REO Disposition": The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

               "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

               "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

               "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

               "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

               "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               "Seller": Impac Funding Corporation, or its successor in interest.

               "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

               "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer or any Sub-Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property, including reasonable fees paid to any independent contractor in connection therewith, and (iv) compliance with the obligations under the fourth paragraph of Section 3.01, Section 3.09 and Section 3.13 (other than any deductible described in the last paragraph thereof).

               "Servicing Guide": The Impac Funding Corporation Servicing Guide attached hereto as Exhibit K.

               "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

               "Single Certificate": A Regular Certificate of any Class (other than a Class P Certificate) evidencing an Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of $1,000, or, in the case of a Class P Certificate, a Certificate of such Class evidencing an Initial Certificate Principal Balance of $100.

               "Special Deposit":  As defined in Section 2.01(a).

               "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.

               "Startup Day": The day designated as such pursuant to Article X hereof.

               "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut- off Date, after application of principal payments due on or before such date, whether or not received, minus
(ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to
Section 4.05 for any previous Distribution Date.

               "Stepdown Date": The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in June 2004 and (y) the first Distribution Date for which the aggregate Certificate Principal Balance of the Mezzanine Certificates divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) is greater than or equal to 12.00%.

               "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

               "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

               "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

               "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

               "Sub-Servicing Fees": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Sub-Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest for the number of days covered by such payment of interest).

               "Sub-Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of 0.25%.

               "Substitution Adjustment":  As defined in Section 2.04 hereof.

               "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC 1, REMIC 2 and REMIC 3 due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

               "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

               "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

               "Trigger Event": A Trigger Event is in effect with respect to any Distribution Date if

          (i) the aggregate Stated Principal Balance of Mortgage Loans that are 60 or more days delinquent as of the close of business on the last day of the preceding calendar month exceeds 2.25% (in the case of the 36th Distribution Date through the 60th Distribution
               Date) or 3.25% (in the case of any Distribution Date thereafter) of the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date (prior to giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period); or

          (ii) in the case of any Distribution Date after the 36th Distribution Date, the cumulative amount of Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the end of the calendar month immediately preceding such Distribution Date exceeds 10.00% of the sum of (x) the aggregate Certificate Principal Balance of the Mezzanine Certificates (or, if the Certificate Principal Balances of the Class A Certificates have been reduced to zero, the aggregate Certificate Principal Balance of the Mezzanine Certificates other than the Class of Mezzanine Certificates with the highest payment priority) after giving effect to distributions that would be made on such Distribution Date if no Trigger Event were in effect and (y) the Overcollateralized Amount.

For purposes of the foregoing calculation, a mortgage loan is considered "60 days" delinquent if a payment due on the first day of a month has not been received by the second day of the second following month.

               "Trust Fund": REMIC 1, REMIC 2 and REMIC 3.

               "Trustee": Bankers Trust Company of California, N.A., or its successor in interest, or any successor trustee appointed as herein provided.

               "Trustee's Fee": As to each Mortgage Loan and Distribution Date, an amount equal to interest at the Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs.

               "Trustee Fee Rate": 0.005% per annum.

               "Uncertificated Accrued Interest": With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass- Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests as set forth in Section 1.02).

               "Uncertificated Notional Amount": With respect to each of REMIC 2 Regular Interest LT2A-IO and any date of determination, the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1D for such Distribution Date.

               "Uncertificated Principal Balance": With respect to each REMIC 1 Regular Interest and REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LT2A-IO), the principal amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest, REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LT2A-IO) shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.04 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05. The Uncertificated Principal Balance of each of REMIC 2 Regular Interest LT2-1ZZ and REMIC 2 Regular Interest LT2-2ZZ shall each be increased by interest deferrals as provided in Section 4.04. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. REMIC 2 Regular Interest LT2A-IO will not have an Uncertificated Principal Balance.

               "Uncertificated Pass-Through Rate": The Uncertificated REMIC 1 Pass-Through Rate or the Uncertificated REMIC 2 Pass-Through Rate.

               "Uncertificated REMIC 1 Pass-Through Rate": With respect to any Distribution Date and REMIC 1 Regular Interest LT1A, REMIC 1 Regular Interest LT1D and REMIC 1 Regular Interest LT1P, a per annum rate equal to the average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and REMIC 1 Regular Interest LT1B, a per annum rate equal to the average of the Net Mortgage Rates of the Group 1 Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs. With respect to any Distribution Date and REMIC 1 Regular Interest LT1C, a per annum rate equal to the average of the Net Mortgage Rates of the Group 2 Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs.

               "Uncertificated REMIC 2 Pass-Through Rate":

               (a) With respect to REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B, REMIC 2 Regular Interest LT2-1ZZ, REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B, REMIC 2 Regular Interest LT2-2ZZ and REMIC 2 Regular Interest LT2P and any Distribution Date prior to and including the Distribution Date in November 2003, a per annum rate equal to the Net WAC Rate. With respect to REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B, REMIC 2 Regular Interest LT2-1ZZ, and REMIC 2 Regular Interest LT2P and any Distribution Date after the Distribution Date in November 2003, a per annum rate equal to the Uncertificated REMIC 1 Pass-Through Rate of the Uncertificated REMIC 1 Regular Interest LT1B. With respect to REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B and REMIC 2 Regular Interest LT2-2ZZ and any Distribution Date after the Distribution Date in November 2003, a per annum rate equal to the Uncertificated REMIC 1 Pass-Through Rate of the Uncertificated REMIC 1 Regular Interest LT1C.

               (b) With respect to REMIC 2 Regular Interest LT2A-IO and the first 30 Distribution Dates, the Class A-IO Rate, and 0.00% per annum thereafter.

               "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

               "United States Person": A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

               "Unpaid Interest Shortfall Amount": With respect to the Class A Certificates and Mezzanine Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

               "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, (i) 97% of all Voting Rights will be allocated among the Holders of the Class A Certificates (other than the Class A-IO Certificates), the Mezzanine Certificates and the Class C Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, (ii) 1% of all Voting Rights will be allocated to the Holders of the Class A-IO Certificates, (iii) 1% of all Voting Rights will be allocated to the Holders of the Class P Certificates and (iv) 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates. The Voting Rights allocated to any Class of Certificates shall be allocated among all Holders of the Certificates of such Class in proportion to the outstanding Percentage Interests in such Class represented thereby.

               "Weighted Average Net Mortgage Rate": The weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the first day of the calendar month preceding the month in which such Distribution Date occurs.

               "Wendover": Wendover Funding, Inc.

        SECTION 1.02          Allocation of Certain Interest Shortfalls.

               For purposes of calculating the amount of the Monthly Interest Distributable Amount for the Class A Certificates, the Mezzanine Certificates and the Class C Certificates, including, with respect to the Class A-3 Certificates, the Class A-3 Components, for any Distribution Date, (1) the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class C Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Notional Amount of each such Certificate and, thereafter, among the Class A Certificates and the Mezzanine Certificates, including, with respect to the Class A-3 Certificates, the Class A-3 Components, on a pro rata basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount, Certificate Principal Balance or Component Principal Balance of each such Certificate or Class A-3 Component and (2) the aggregate amount of any Realized Losses incurred for any Distribution Date shall be allocated among the Class C Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Notional Amount of each such Certificate.

        For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first: with respect to any Group 1 Loan, to REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1B, 99% and 1%, respectively, and with respect to any Group 2 Loan, to REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1C, 99% and 1%, respectively, and then to REMIC 1 Regular Interest LT1D, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC 1 Pass- Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC 1 Regular Interest.

        For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated REMIC 2 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated (i) with respect to the Group 1 Loans, first, to Uncertificated Accrued Interest payable to REMIC 2 Regular Interest LT2-1AA and REMIC 2 Regular Interest LT2-1ZZ up to an aggregate amount equal to the REMIC 2 Group 1 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 2 Regular Interest LT2A-IO, REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2-1ZZ, PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC 2 Regular Interest, and (ii) with respect to the Group 2 Loans, first, to Uncertificated Accrued Interest payable to REMIC 2 Regular Interest LT2-2AA and REMIC 2 Regular Interest LT2-2ZZ up to an aggregate amount equal to the REMIC 2 Group 2 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 2 Regular Interest LT2A-IO, REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B and REMIC 2 Regular Interest LT2-2ZZ, PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC 2 Regular Interest.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

               SECTION 2.01.          Conveyance of Mortgage Loans.

               The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

               The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $455,530.20 (the "Special Deposit"), representing interest at the Mortgage Rate, for the calendar month of May 2001, for those Mortgage Loans which do not have Monthly Payments due on June 1, 2001. The Master Servicer shall hold such amount in the Custodial Account and shall include such amount in the Available Distribution Amount for the Distribution Date in June 2001.

               In connection with such transfer and assignment, the Company has caused the Seller to deliver to, and deposit with the Trustee, as described in the Mortgage Loan Purchase Agreement the following documents or instruments:

             (i) the original Mortgage Note endorsed without recourse, "Bankers Trust Company of California, N.A., as trustee under the Pooling and Servicing Agreement relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2001-4" with all intervening endorsements showing an unbroken chain of endorsements from the originator to the Person endorsing it to the Trustee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

            (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the public recording office, a copy of the Mortgage certified by the Seller or the public recording office in which such Mortgage has been recorded to be a true and complete copy of the original Mortgage submitted for recording;

           (iii) a duly executed original Assignment of the Mortgage, without recourse, in recordable form to "Bankers Trust Company of California, N.A., as trustee," or to "Bankers Trust Company of California, N.A., as trustee for holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2001-4";

            (iv) the original recorded Assignment or Assignments of the Mortgage showing an unbroken chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

             (v) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

            (vi) a copy of the related hazard insurance policy; and

           (vii) a true and correct copy of any assumption, modification, consolidation or substitution agreement.

               The Seller is obligated as described in the Mortgage Loan Purchase Agreement to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing an unbroken chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee pursuant to clause (iv) above. However, pursuant to the Mortgage Loan Purchase Agreement, the Seller need not cause to be recorded any assignment in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) direction by the Holders of Certificates evidencing at least 25% of the Voting Rights, (ii) the occurrence of a Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof and (v) if the Seller is not the Master Servicer and with respect to any one assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

               Notwithstanding anything to the contrary contained in this
Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

               If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required, as described in the Mortgage Loan Purchase Agreement, to prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such Assignment to be recorded in accordance with this section.

               The Seller is required as described in the Mortgage Loan Purchase Agreement to exercise its best reasonable efforts to deliver or cause to be delivered to the Trustee within 120 days of the Closing Date the original or a photocopy of the title insurance policy with respect to each Mortgage Loan assigned to the Trustee pursuant to this Section 2.01.

               All original documents relating to the Mortgage Loans which are not delivered to the Trustee are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

               Except as may otherwise expressly be provided herein, none of the Company, the Master Servicer or the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or cause the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance.

               It is intended that the conveyance of the Mortgage Loans by the Company to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans and the REMIC 1 Regular Interests as provided for in this Section 2.01 by the Company to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans and the REMIC 1 Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the REMIC 1 Regular Interests are held to be property of the Company, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the REMIC 1 Regular Interests, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, (C) the REMIC 1 Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (D); (c) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the REMIC 1 Regular Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

               SECTION 2.02.  Acceptance of the Trust Fund by the Trustee.

               The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below), of the documents referred to in
Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

               The Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed on its behalf, each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Company and the Master Servicer on the Closing Date, an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii), (iii)(A) and (iv) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) or (vii) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

               Within 90 days of the Closing Date the Trustee shall deliver to the Company and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

               If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Master Servicer and the Company. The Trustee shall promptly notify the Seller of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request on behalf of the Certificateholders that the Seller purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

               SECTION 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) The Master Servicer hereby represents and warrants to and covenants with the Company and the Trustee for the benefit of Certificateholders that:

                    (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac;

                   (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                   (iv) This Agreement, assuming due authorization, execution and delivery by the Company and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                    (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                   (vi) No litigation is pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer) or, the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy;

                 (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained;

                   (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any affiliate of the Company or the Trustee by the Master Servicer in its capacity as Master Servicer, and not in its capacity as a Seller hereunder, will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact; and

                    (x) The Master Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in Section 3.01.

               It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Company, the Trustee and the Certificateholders. Upon discovery by the Company, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Company or the Trustee, the party discovering such breach shall give prompt written notice to the other parties. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of the covenant of the Master Servicer set forth in Section 2.03(x) above which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Master Servicer shall remedy such breach as follows: the Master Servicer shall pay the amount of such waived Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Custodial Account (net of any amount actually collected by the Master Servicer in respect of such Prepayment Charge and remitted by the Master Servicer, for the benefit of the Holders of the Class P Certificates, in respect of such Prepayment Charge, into the Custodial Account). The foregoing shall not, however, limit any remedies available to the Certificateholders, the Company or the Trustee on behalf of the Certificateholders, pursuant to the Mortgage Loan Purchase Agreement respecting a breach of any of the representations, warranties and covenants contained in the Mortgage Loan Purchase Agreement.

               (b) The Company hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders that as of the Closing Date, the representations and warranties of the Seller with respect to the Mortgage Loans and the remedies therefor that are contained in the Mortgage Loan Purchase Agreement are as set forth in Exhibit I hereto.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

               Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any representation or warranty set forth in this Section
2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

               SECTION 2.04.   Representations and Warranties of the Seller.

               The Company hereby assigns to the Trustee for the benefit of Certificateholders all of its rights (but none of its obligations) in, to and under the Mortgage Loan Purchase Agreement. Insofar as the Mortgage Loan Purchase Agreement relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Company, the Master Servicer or the Trustee of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller of such breach and request that the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. However, in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Company, the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, the Trustee shall enforce the obligation of the Seller under the Mortgage Loan Purchase Agreement to deliver to the Trustee and the Master Servicer, as appropriate, with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution, to the extent received by the Master Servicer or any Sub-Servicer, shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Company shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Company shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Mortgage Loan Purchase Agreement as of the date of substitution, and the Company shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Exhibit I hereof (other than representations (xiv), (xvi), (xxix) and (xxxiii) through (xli)).

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the Substitution Adjustment"), if any, by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Trustee shall enforce the obligation of the Seller under the Mortgage Loan Purchase Agreement to provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on REMIC 1, REMIC 2 or REMIC 3, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

               Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above-mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

          SECTION 2.05. Issuance of Certificates; Conveyance of REMIC Regular
                        Interests and Acceptance of REMIC 2 by the Trustee.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed, authenticated and delivered to or upon the order of the Company, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

        (b) The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Company in and to the REMIC 1 Regular Interests for the benefit of the Holders of the REMIC 2 Regular Interests and Holders of the Class R Certificates (as holders of the Class R-1 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC 2 Regular Interests and Holders of the Class R Certificates (as holders of the Class R-1 Interest). The interests evidenced by the Class R-2 Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC 2.

        (c) The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Company in and to the REMIC 2 Regular Interests for the benefit of the holders of the Certificates. The Trustee acknowledges receipt of the REMIC 2 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Certificates. The interests evidenced by the Class R-3 Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC 3.

        (d) In exchange for the REMIC 2 Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed, authenticated and delivered to or upon the order of the Company, the Regular Certificates in authorized denominations evidencing (together with the Class R-3 Interest) the entire beneficial ownership interest in REMIC 3.

        (e) Concurrently with (i) the assignment and delivery to the Trustee of REMIC 1 (including the Residual Interest therein represented by the Class R-1 Interest) and the acceptance by the Trustee thereof, (ii) the assignment and delivery to the Trustee of REMIC 2 (including the Residual Interest therein represented by the Class R-2 Interest), and (iii) the assignment and delivery to the Trustee of REMIC 3 (including the Residual Interest therein represented by the Class R-3 Interest), and the acceptance by the Trustee thereof, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed, authenticated and delivered to or upon the order of the Company, the Class R Certificates in authorized denominations evidencing the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

               SECTION 3.01.          Master Servicer to Act as Master Servicer.

               The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Agreement and its normal servicing practices, which generally shall conform to the standards (i) of the Servicing Guide, if Impac Funding Corporation is Master Servicer, or (ii) if Impac Funding Corporation is not the Master Servicer, of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. To the extent consistent with the foregoing, the Master Servicer shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and (ii) such waiver would, in the reasonable judgement of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default.

               The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, and any Sub-Servicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Sub-Servicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Sub-Servicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Insurance Policy and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer and any Sub-Servicer acting on its behalf may, and is hereby authorized, and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders or the Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of a Sub-Servicer.

               Subject to Section 3.16, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Sub-Servicer such documents provided to it by the Master Servicer or any Sub-Servicer as are necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Master Servicer a power of attorney to carry out such duties. The Trustee shall not be liable for the actions of the Master Servicer or any Sub-Servicers under such powers of attorney.

               In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11; provided that the Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the Master Servicer determines that such advance to be a Nonrecoverable Advance.

               Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

               The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

               SECTION 3.02. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.

               (a) The Master Servicer may enter into Sub-Servicing Agreements with Sub- Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder; provided, however, that such agreements would not result in a withdrawal or a downgrading by Standard & Poor's of its rating on any Class of Certificates. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Sub-Servicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom. In addition, each Sub-Servicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub- Servicing Agreements or enter into different forms of Sub-Servicing Agreements providing for, among other things, the delegation by the Master Servicer to a Sub-Servicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. The parties hereto acknowledge that the initial Sub-Servicer shall be Wendover.

        The Master Servicer has entered into a Sub-Servicing Agreement with Wendover for the servicing and administration of the Mortgage Loans and may enter into additional Sub-Servicing Agreements with Sub-Servicers acceptable to the Trustee for the servicing and administration of certain of the Mortgage Loans.

               (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

               (c) The Master Servicer represents that it has entered into a contract regarding the sale of sub-servicing rights with respect to the Mortgage Loans with GMAC and shall transfer the subservicing of such Mortgage Loans from Wendover to GMAC on or about August 1, 2001. The Trustee hereby consents to such transfer.

               (d) The Master Servicer represents that it will cause any Sub-Servicer to accurately and fully report its borrower credit files to all three credit repositories in a timely manner.

               SECTION 3.03.          Successor Sub-Servicers.

               The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

               SECTION 3.04.          Liability of the Master Servicer.

               Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with the provisions of Article III without diminution of such obligation or liability by virtue of such Sub- Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

               Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Master Servicer (or Sub-Servicer) shall be liable for the payment of any franchise taxes which may be assessed by the California Franchise Tax Board in connection with the activities of the Trust under this Agreement.

               SECTION 3.06. Assumption or Termination of Sub-Servicing Agreements by Trustee.

               (a) If the Trustee or its designee shall assume the master servicing obligations of the Master Servicer in accordance with Section 7.02 below, the Trustee, to the extent necessary to permit the Trustee to carry out the provisions of Section 7.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under each of the Sub- Servicing Agreements. In such event, the Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Sub-Servicing Agreements to the same extent as if such Sub-Servicing Agreements had been assigned to the Trustee or its designee as a successor master servicer, except that the Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Advances hereunder) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Sub-Servicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under
Section 3.17 except for such portion as the Master Servicer would be entitled to receive.

               (b) In the event that the Trustee or its designee as successor master servicer for the Trustee assumes the servicing obligations of the Master Servicer under Section 7.02, upon the reasonable request of the Trustee or such designee as successor master servicer the Master Servicer shall at its own expense deliver to the Trustee, or at its written request to such designee, photocopies of all documents, files and records, electronic or otherwise, relating to the Sub-Servicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements, or responsibilities hereunder to the Trustee, or at its written request to such designee as successor master servicer.

               SECTION 3.07.    Collection of Certain Mortgage Loan Payments.

               (a) The Master Servicer will coordinate and monitor remittances by Sub-Servicers to the Master Servicer with respect to the Mortgage Loans in accordance with this Agreement.

               (b) The Master Servicer shall make its reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its reasonable efforts to cause Sub-Servicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. In the event the Master Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Sub-Servicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Master Servicer or related Sub-Servicer to make an Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

               (c) On each Determination Date, with respect to each Mortgage Loan for which during the related Prepayment Period the Master Servicer has determined that all amounts which it expects to recover from or on account of each such Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall provide to the Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan in a Cash Liquidation or REO Disposition.

               The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

               SECTION 3.08.    Sub-Servicing Accounts.

               In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. Any investment of funds held in such an account shall be in Permitted Investments maturing not later than the Business Day immediately preceding the next Sub-Servicer Remittance Date. The Sub- Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub- Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation (including interest on Permitted

Investments) and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub-Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within five Business Days of receipt, the proceeds of any Principal Prepayment made by the Mortgagor, and, on each Sub-Servicer Remittance Date, the amount of any Insurance Proceeds or Liquidation Proceeds received during the related Prepayment Period.

               SECTION 3.09. Collection of Taxes, Assessments and Similar Items;
                             Servicing Accounts.

               The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments), and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

               SECTION 3.10.          Custodial Account.

               (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

             (i) all payments (including advances by a Sub-Servicer) on account of principal, including Principal Prepayments, on the Mortgage Loans and all Prepayment Charges collected on the Mortgage Loans (and any Master Servicer Prepayment Charge Payment Amounts paid by, or collected on behalf of the Trust Fund by, the Master Servicer or any Sub-Servicer);

            (ii) all payments (including advances by a Sub-Servicer) on account of interest on the Mortgage Loans, including Buydown Funds, if any, net of any portion thereof retained by the Master Servicer as Master Servicing Fees or any Sub-Servicer as Sub-Servicing Fees;

           (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer or any Sub-Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

            (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04, 3.14 or 9.01; and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04; and

             (v) any amounts required to be deposited pursuant to Section 3.12, 3.13, 3.15 or 3.22.

               The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

               (b) Funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Company of the location of the Custodial Account after any change thereof.

               SECTION 3.11.  Permitted Withdrawals From the Custodial Account.

               The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                     (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                    (ii) to pay to itself, the Company, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased or repurchased pursuant to Sections 2.02, 2.04, 3.14 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase or repurchase;

                     (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Master Servicing Fees and Sub-Servicing
        Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

                    (iv) to reimburse or pay itself, the Trustee or the Company for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Company pursuant to Sections 3.22, 6.03, 8.05 or 10.01(g), except as otherwise provided in such Sections hereof;

                     (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

                    (vi) to reimburse itself or any Sub-Servicer for unpaid Master Servicing Fees, Sub-Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and any other related Late Collections;

                   (vii) to pay itself as servicing compensation (in addition to the Master Servicing Fee and Sub-Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date;

                  (viii) to reimburse itself or any Sub-Servicer for any Advance or Servicing Advance previously made, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or Servicing Advance was not reimbursed pursuant to clauses (iii) and (vi);

                     (ix) to pay Radian the premium under the Radian Lender-Paid PMI Policy; and

                     (x) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

               The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) through (x).

               SECTION 3.12.          Permitted Investments.

               Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Investments, each of which shall mature not later than (i) the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

               SECTION 3.13.          Maintenance of Primary Hazard Insurance.

               (a) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance by a Qualified Insurer or other insurer satisfactory to the Rating Agencies with extended coverage on the related Mortgaged Property in an amount equal to the lesser of (i) 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or (ii) the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Any costs incurred in maintaining any insurance described in this Section 3.13 (other than any deductible described in the last paragraph hereof) shall be recoverable as a Servicing Advance. The Master Servicer shall not be obligated to advance any amounts pursuant to this Section
3.13 if, in its good faith judgment, the Master Servicer determines that such advance would be a Nonrecoverable Advance. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

               The Master Servicer shall, or shall cause the related Sub-Servicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each first lien Mortgage Loan as to which as of the Cut-Off Date such a Primary Insurance Policy was in effect (or, in the case of a Qualified Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Collateral Value in an amount at least equal to the excess of such original principal amount over 75% of such Collateral Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Collateral Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value. The Master Servicer shall, or shall cause the related Sub-Servicer to, effect the timely payment of the premium on each Primary Insurance Policy. The Master Servicer and the related Sub-Servicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, provided, that, such substitution shall be subject to the condition that it will not cause the ratings on the Certificates to be downgraded or withdrawn, as evidenced in writing from each Rating Agency.

         The Master Servicer shall cooperate with Radian and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Master Servicer or to which the Master Servicer has access with respect to any Radian Insured Loan.

        In the event of a default by Radian under the Radian Lender-Paid PMI Policy (a "Replacement Event"), the Master Servicer shall use its best efforts to obtain a substitute lender-paid primary mortgage insurance policy (a "Substitute PMI Policy"); PROVIDED, HOWEVER, that the Master Servicer shall not be obligated, and shall have no liability for failing, to obtain a Substitute PMI Policy unless such Substitute PMI Policy can be obtained on the following terms and conditions: (i) the Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Certificates immediately prior to such Replacement Event, as evidenced by a letter from each Rating Agency addressed to the Company, the Master Servicer and the Trustee, (ii) the timing and mechanism for drawing on such new Substitute PMI Policy shall be reasonably acceptable to the Master Servicer and the Trustee and (iii) the premiums under the proposed Substitute PMI Policy shall not exceed such premiums under the existing Radian Lender-Paid PMI Policy.

        With respect to the Radian PMI Insured Loans covered by a Radian Lender-Paid PMI Policy, the Master Servicer will confirm with Radian, and Radian will certify to the Trustee, on or before May 15, 2001, that the Mortgage Loans indicated on the Mortgage Loan Schedule as being covered by Radian Lender-Paid PMI Policy are so covered.

        No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a security instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer shall cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Collateral Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. Any such deposit shall not be deemed Servicing Advances and the Master Servicer shall not be entitled to reimbursement therefor. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

               SECTION 3.14. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

               The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so. The Master Servicer or the related Sub-Servicer may repurchase a Mortgage Loan at the Purchase Price deposited into the Custodial Account when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Fund or any Certificateholder. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the second preceding sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer is authorized to enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer shall notify the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Trustee the original copy of such assumption agreement, which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related

Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made unless such material alteration would not cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Counsel. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion equal to up to 2% of the Collateral Value of the related Mortgage Loan, of any fee or additional interest collected by the related Sub- Servicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Sub-Servicer as additional servicing compensation.

               Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

               SECTION 3.15.          Realization Upon Defaulted Mortgage Loans.

               The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize proceeds from such defaulted Mortgage Loans in such manner (including short sales) as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings.

The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

               The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be deposited into the Custodial Account and applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Master Servicing Fees and Sub-Servicing Fees; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Master Servicing Fees and Sub-Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to
Section 3.11(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or any Sub- Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22, second, payment to Radian in accordance with Sections 3.11(ix) and third, for payment to the Trustee and distribution to the Certificateholders in accordance with the provisions of Section 4.01, subject to Section 3.22 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds.

               SECTION 3.16.    Trustee to Cooperate; Release of Mortgage Files.

               Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the

Mortgagor of the original canceled Mortgage Note. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists; and in any event within 21 days of the Master Servicer's receipt thereof, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non- judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Master Servicer.

               Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification signed by a Servicing Officer as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

               SECTION 3.17.          Servicing Compensation.

               As compensation for its activities hereunder, the Master Servicer shall be entitled to withhold and retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Master Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Master Servicing Fees out of related Late Collections to the extent permitted in Section 3.11.

               Each Sub-Servicing Agreement shall permit the related Sub-Servicer to retain the Sub-Servicing Fees from collections on the related Mortgage Loans, or shall provide that the Sub- Servicer be paid directly by the Master Servicer from collections on the related Mortgage Loans. To the extent the Master Servicer directly services a Mortgage Loan, the Master Servicer shall be entitled to retain the Sub-Servicing Fees for that Mortgage Loan.

               The Master Servicer also shall be entitled pursuant to Section
3.11 to receive from the Custodial Account as additional servicing compensation interest or other income earned on deposits therein, subject to Section 3.23, as well as any assumption fees, late payment charges and reconveyance fees. The Master Servicer shall not be entitled to retain any Prepayment Charges. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.13 and servicing compensation of the Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

               SECTION 3.18.          Maintenance of Certain Servicing Policies.

        The Master Servicer shall obtain and maintain at its own expense and shall cause each Sub- Servicer to obtain and maintain for the duration of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's and such Sub-Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer or Sub-Servicer in order to be acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Trustee in writing of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the Trustee a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Trustee ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be.

               SECTION 3.19.          Annual Statement as to Compliance.

               Within 120 days after December 31 of each year, commencing December 2001, the Master Servicer at its own expense shall deliver to the Trustee, with a copy to the Rating Agencies, a certificate signed by a Servicing Officer stating, as to the signers thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the activities of each Sub-Servicer during the Sub-Servicer's most recently ended fiscal year on or prior to such December 31 and its performance under its Sub-Servicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Sub-Servicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement and its Sub-Servicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Certificateholders upon request or by the Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

               SECTION 3.20. Annual Independent Public Accountants' Servicing Statement.

               (a) Within 120 days after December 31 of each year, commencing December 2001, the Master Servicer, at its expense, shall cause a firm of independent public accountants who are members of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer, which will be provided to the Trustee and the Rating Agencies, to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the end of such calendar year, nothing came to their attention that indicated that the Master Servicer was not in compliance with the provisions of this Agreement except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

               (b) Within 120 days after December 31 of each year, commencing December 2001, the Master Servicer, at its expense, shall or shall cause each Sub-Servicer to cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer or such Sub-Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or such Sub-Servicer which includes an assertion that the Master Servicer or such Sub-Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Master Servicer shall or shall cause each Sub-Servicer to furnish a copy of such report to the Trustee and the Rating Agencies.

               SECTION 3.21.          Access to Certain Documentation.

               The Master Servicer shall provide, and shall cause any Sub-Servicer to provide, to the Trustee, access to the documentation in their possession regarding the related Mortgage Loans and REO Properties and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Sub-Servicers that are designated by these entities; provided, however, that, unless otherwise required by law, the Trustee, the Master Servicer or the Sub-Servicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Trustee shall coordinate its requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or any Sub-Servicer. The Master Servicer, the Sub-Servicers and the Trustee shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

               SECTION 3.22.  Title, Conservation and Disposition of REO
                              Property.

               This Section shall apply only to REO Properties acquired for the account of REMIC 1 and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from REMIC 1 pursuant to Sections 2.02, 2.04 or 3.14. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of REMIC 1, shall either sell any REO Property before the close of the third taxable year following the taxable year in which REMIC 1 acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of REMIC 1, request, more than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Master Servicer has delivered to the Trustee an Opinion of Counsel (which shall not be at the expense of the Trustee), addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC 1 of such REO Property subsequent to the close of the third taxable year following the taxable year in which REMIC 1 acquires ownership of such REO Property will not result in the imposition on REMIC 1 of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any of REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of the laws of the State of California at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) or result in the receipt by any of REMIC 1, REMIC 2 or REMIC 3 of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

               Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

               The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

               If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Master Servicing Fees and Sub-Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15. The Master Servicer shall not be obligated to advance any amounts with respect to an REO Property if, in its good faith judgment, the Master Servicer determines that such advance would constitute a Nonrecoverable Advance.

               The REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine.

               The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01; provided, that any such net proceeds received by the Master Servicer which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred ("Excess Proceeds") shall be retained by the Master Servicer as additional servicing compensation.

               With respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Trustee an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards. The Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

               The cost of the environmental audit report contemplated by this
Section 3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

               If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

               SECTION 3.23.  Additional Obligations of the Master Servicer.

               On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the amount of Compensating Interest for the related Distribution Date.

               SECTION 3.24   Additional Obligations of the Company.

               The Company agrees that on or prior to the tenth day after the Closing Date, the Company shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates was sold, or (d) if any Certificates of each Class of Certificates are retained by the Company or an affiliate corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the Prepayment Assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Company be determined by it.

               SECTION 3.25. Periodic Filings with the Securities and Exchange
                             Commission; Additional Information.

               The Trustee shall prepare or cause to be prepared for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Company shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Trustee in connection with this Section shall not be reimbursable from the Trust Fund.

               The Master Servicer and the Company each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their respective control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

               SECTION 3.26.          Administration of Buydown Funds.

               (a) With respect to any Buydown Mortgage Loan, the Sub-Servicer has deposited Buydown Funds in an account that satisfies the requirements for a Sub-Servicing Account (the "Buydown Account"). The Master Servicer shall cause the Sub-Servicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Sub-Servicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Sub-Servicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Sub-Servicer.

               (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Sub-Servicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Sub-Servicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Sub-Servicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS


               SECTION 4.01.          Distributions.

               (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 5:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date,
(ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11, 3.13, 3.22 or 3.23, (iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date and (iv) any amounts on deposit in the Custodial Account representing Prepayment Charges collected by the Master Servicer (and any Master Servicer Prepayment Charge Payment Amounts paid by, or collected on behalf of the Trust Fund by, the Master Servicer or any Sub-Servicer), other than any such Prepayment Charges or Master Servicer Prepayment Charge Payment Amounts relating to Principal Prepayments that occurred after the end of the related Prepayment Period.

               On each Distribution Date, prior to making any other distributions referred to in Section 4.01, the Trustee shall withdraw from the Certificate Account and pay itself the Trustee's Fee for such Distribution Date.

               On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the amounts required to be distributed to such Holder pursuant to this Section 4.01.

               On each Distribution Date, the Trustee shall withdraw from the Certificate Account that portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining for such Distribution Date:

                (i) to the Holders of the Class A-IO Certificates, the related Monthly Interest Distributable Amount for each such Class for such Distribution Date;

               (ii) to the Holders of the Class A-IO Certificates, the related Unpaid Interest Shortfall Amount, if any, for each such Class for such Distribution Date;

               (iii) (a) from the remaining Interest Remittance Amount in respect of the Group I Loans, to the Class A-I-1, Class A-I-2, Class A-I-4 and Class A-I-5 Certificates, and the Class A-I-3 Component of the Class A-3 Certificates, pro rata, the related Monthly Interest Distributable Amount for such Class or Class A-3 Component for such Distribution Date, and (b) from the remaining Interest Remittance Amount in respect of the Group II Loans, to the Class A-II-1 Certificates and Class A-II-3 Certificates, and the Class A-3 Certificates in respect of the Class A-II-2 Component, pro rata, the related Monthly Interest Distributable Amount for such Class or Class A-3 Component for such Distribution Date;

               (iv) (a) from the remaining Interest Remittance Amount in respect of the Group I Loans, to the Class A-I-1, Class A-I-2, Class A-I-4 and Class A-I-5 Certificates, and the Class A-3 Certificates in respect of the Class A-I-3 Component, pro rata, the related Unpaid Interest Shortfall for such Class or Class A-3 Component for such Distribution Date, and (b) from the remaining Interest Remittance Amount in respect of the Group II Loans, to the Class A-II-1 Certificates and Class A-II-3 Certificates, and the Class A-3 Certificates in respect of the Class A-II-2 Component, pro rata, the related Unpaid Interest Shortfall for such Class or Class A-3 Component for such Distribution Date;

               (v) (a) from the remaining Interest Remittance Amount in respect of the Group I Loans, to the Class A-II-1 Certificates and Class A-II-3 Certificates, and the Class A-3 Certificates in respect of the Class A-II-2 Component, pro rata, any remaining Unpaid Interest Shortfall for such Class or Class A-3 Component for such Distribution Date, and (b) from the remaining Interest Remittance Amount in respect of the Group II Loans, to the Class A-I-1, Class A-I-2, Class A-I-4 and Class A-I-5 Certificates, and the Class A-3 Certificates in respect of the Class A-II-2 Component, pro rata, any remaining Unpaid Interest Shortfall for such Class or Class A-3 Component for such Distribution Date;

               (vi) to the Holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for such Class for such Distribution Date;

               (vii) to the Holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for such Class for such Distribution Date; and

               (viii) to the Holders of the Class B Certificates, the Monthly Interest Distributable Amount for such Class for such Distribution Date.

               (b) On each Distribution Date (x) prior to the Stepdown Date or
(y) on which a Trigger Event is in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority, in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

               (i) first, (a) to the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-3 Certificates in respect of the Class A-I-3 Component, the Class A-I-4 Certificates and the Class A-I-5 Certificates, sequentially, in that order, the Principal Distribution Amount for such Distribution Date from the Group I Loans and (b) to the holders of the Class A-II-1 Certificates, the Class A-3 Certificates in respect of the Class A-II-2 Component, and the Class A-II-3 Certificates, sequentially, in that order, the Principal Distribution Amount for such Distribution Date from the Group II Loans, in each case until the Certificate Principal Balances or Component Principal Balances thereof are reduced to zero; provided that if on any Distribution Date, the Class A-I Certificates or Class A-II Certificates are no longer outstanding, the Principal Distribution Amount will be allocated to the Class A-II Certificates and Class A-I Certificates, respectively, in the order described above;

               (ii) second, to the holders of the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (iii) third, to the holders of the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (iv) fourth, to the holders of the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On each Distribution Date (x) on or after the Stepdown Date and (y) on which a Trigger Event is not in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority, in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

               (i) first, from the Class A Principal Distribution Amount, (a) to the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-3 Certificates in respect of the Class A-I-3 Component, the Class A-I-4 Certificates and the Class A-I-5 Certificates, sequentially, in that order, the pro rata portion of the Class A Principal Distribution Amount, based on the Principal Remittance Amount for such Distribution Date from the Group I Loans, and (b) to the holders of the Class A-II-1 Certificates, the Class A-3 Certificates in respect of the Class A-II-2 Component, and the Class A-II-3 Certificates, sequentially, in that order, the pro rata portion of the Class A Principal Distribution Amount, based on the Principal Remittance Amount for such Distribution Date from the Group II Loans, in each case until the Certificate Principal Balances or Component Principal Balances thereof, as applicable, are reduced to zero; provided that if on any Distribution Date, the Class A-I Certificates or Class A-II Certificates are no longer outstanding, the Class A Principal Distribution Amount will be allocated to the Class A-II Certificates and Class A-I Certificates, respectively, in the order described above;

               (ii) second, to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

               (iii) third, to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

               (iv) fourth, to the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

               (d) On each Distribution Date, the Net Monthly Excess Cashflow shall be distributed in the following order of priority, in each case to the extent of the Net Monthly Excess Cashflow remaining for such Distribution Date:

               (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such Holders as part of the Principal Distribution Amount as described under
        Section 4.01(b) or Section 4.01(c) above, as applicable;

               (ii) to the Holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount allocable to such Certificates;

               (iii) to the Holders of the Class M-1 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

               (iv) to the Holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount allocable to such Certificates;

               (v) to the Holders of the Class M-2 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

               (vi) to the Holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount allocable to such Certificates;

               (vii) to the Holders of the Class B Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

               (viii) to the Holders of the Class C Certificates, interest equal to the Monthly Interest Distributable Amount for such Class and principal equal to any remaining Overcollateralization Release Amount for such Distribution Date;

               (ix) if such Distribution Date follows the Prepayment Period during which occurs the latest date on which a Prepayment Charge may be required to be paid in respect of any Mortgage Loans, to the Holders of the Class P Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof is reduced to zero; and

               (x) any remaining amounts to the Holders of the Class R Certificates (in respect of the appropriate Residual Interest).

               (e) On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and any Master Servicer Prepayment Charge Amounts paid by the Master Servicer during the related Prepayment Period will be withdrawn from the Certificate Account and distributed by the Trustee to the Holders of the Class P Certificates and shall not be available for distribution to the Holders of any other Class of Certificates. The payment of the foregoing amounts to the Holders of the Class P Certificates shall not reduce the Certificate Principal Balances thereof.

               (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (g) The Trustee, upon the written direction of the Master Servicer shall invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment prior to the Business Day next preceding the Distribution Date shall be for the benefit of the Master Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

               (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month.

               Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non- tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Company, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(h).

               SECTION 4.02.          Statements to Certificateholders.

               (a) On each Distribution Date, based, as applicable, on information provided to it by the Master Servicer, the Trustee shall prepare and make available on the Trustee's website, http://www-apps.gis.deutsche-bank.com/invr (or deliver at the recipient's option), to each Holder of the Regular Certificates, the Master Servicer and the Rating Agencies, a statement as to the distributions made on such Distribution
Date:

               (i) (A) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class A-IO Certificates), including, with respect to the Class A-3 Certificates, the Class A-3 Components, separately identified, allocable to principal and (B) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Master Servicer Prepayment Charge Payment Amounts;

               (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates), including, with respect to the Class A-3 Certificates, the Class A-3 Components, allocable to interest, separately identified;

               (iii) the Pass-Through Rate on each Class of Regular Certificates (other than the Class P Certificates), including, with respect to the Class A-3 Certificates, the Class A-3 Components, for such Distribution Date;

               (iv) the aggregate amount of Advances for such Distribution Date;

               (v) the number and aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period;

               (vi) the Overcollateralized Amount, the Excess Overcollateralized Amount, the Overcollateralization Release Amount, the
        Overcollateralization Deficiency Amount and the Overcollateralization Target Amount for such Distribution Date;

               (vii) the aggregate Certificate Principal Balance, Component Principal Balance or Notional Amount, as applicable, of each Class of Regular Certificates, including, with respect to the Class A-3 Certificates, the Class A-3 Components, after giving effect to the amounts distributed on such Distribution Date (in the case of each Class of the Mezzanine Certificates, separately identifying any reduction thereof due to the allocation of Realized Losses thereto);

               (viii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more, in each case as of the end of the calendar month prior to such Distribution Date;

               (ix) the number, aggregate principal balance and book value of any REO Properties as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs;

               (x) the weighted average remaining term to maturity, weighted average Mortgage Rate and weighted average Net Mortgage Rate of the Mortgage Loans as of the close of business on the first day of the calendar month in which such Distribution Date occurs;

               (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

               (xii) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

               (xiii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Custodial Account or the Certificate Account for such Distribution Date;

               (xiv) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.23, and the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

               (xv) the Monthly Interest Distributable Amount in respect of each Class of the Class A Certificates and Mezzanine Certificates, including, with respect to the Class A-3 Certificates, the Class A-3 Components, for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each Class of the Class A Certificates, including, with respect to the Class A-3 Certificates, the Class A-3 Components, and Mezzanine Certificates for such Distribution Date;

               (xvi) (A) the Overcollateralization Target Amount, (B) the Overcollateralized Amount and (C) the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount, in each case after giving effect to the distribution made on the Regular Certificates on such Distribution Date;

               (xvii)  when the Stepdown Date or a Trigger Event has occurred;

               (xviii) the aggregate amount of servicing compensation received by the Master Servicer with respect to the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns; and

               (xix) the Available Distribution Amount for such Distribution
        Date.

               In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

               On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

               Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

               On each Distribution Date the Trustee shall prepare and make available on the Trustee's website, http://www-apps.gis.deutsche-bank.com/invr (or deliver at the recipient's option), to each Holder of a Class R Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date.

               Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

               SECTION 4.03. Remittance Reports; Advances by the Master
                             Servicer.

               (a) On the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of an electromagnetic tape or disk. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations and preparing the statement described in Sections 4.01 and 4.02, as set forth in written specifications or guidelines issued by the Trustee from time to time. The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer.

               (b) The Master Servicer shall determine the aggregate amount of Advances required to be made for the related Distribution Date, which shall be in an aggregate amount equal to the sum of (1) the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Mortgage Rate less the sum of the Master Servicing Fee Rate, the Sub-Servicing Fee Rate and any applicable Radian PMI Policy Rate), other than Balloon Payments, less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date plus
(2) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the assumed Monthly Payment (net of the related Master Servicing Fees and Sub-Servicing Fees) that would have been due on the related Due Date based on the original principal amortization scheduled for such Balloon Loan until such Balloon Loan is finally liquidated; provided that no Advance shall be made if it would be a Nonrecoverable Advance. On or before 4:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 1:00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 3.11 in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the

Seller and the Trustee with the Remittance Report. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

               (c) In the event that the Master Servicer determines as of any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Master Servicer pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to Advance (such notice may be given by telecopy), not later than 4:00 P.M., New York time, on such date, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York time, on the earlier of (x) two Business Days following such Certificate Account Deposit Date or (y) the Business Day preceding the related Distribution Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

               SECTION 4.04.    Distributions on the REMIC Regular Interests.

               On each Distribution Date, the Trustee shall cause the Available Distribution Amount, in the following order of priority, to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

               (1) first, to the Holders of REMIC 1 Regular Interest LT1D, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of REMIC 1 Regular Interest LT1A, REMIC 1 Regular Interest LT1B, REMIC 1 Regular Interest LT1C and REMIC 1 Regular Interest LT1P in an amount equal to
        (A) the Uncertificated Accrued Interest for such Distribution Date, plus
        (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (2) second, to the Holders of REMIC 1 Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause
        (1) above, allocated in the following order of priority:

                              (A) to the Holders of REMIC 1 Regular Interest
               LT1P, on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause (A);

                              (B) with respect to the Group 1 Loans, to the
               Holders of REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1B, 99% and 1%, respectively, until the Uncertificated Principal Balance of those REMIC 1 Regular Interests are reduced to zero;

                              (C) with respect to the Group 2 Loans, to the
               Holders of REMIC Regular Interest LT1A and REMIC 1 Regular Interest LT1C, 99% and 1%, respectively, until the Uncertificated Principal Balance of those REMIC 1 Regular Interests are reduced to zero;

                              (D) to the Holders of REMIC 1 Regular Interest
               LT1D, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1D is reduced to zero; and

                              (E) any remaining amount to the Holders of the
               Class R Certificates (in respect of the Class R-1 Interest).

               On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and any Master Servicer Prepayment Charge Payment Amounts paid by the Master Servicer during the related Prepayment Period will be distributed by REMIC 1 to the Holders of REMIC 1 Regular Interest LT1P. The payment of the foregoing amounts to the Holders of REMIC 1 Regular Interest LT1P shall not reduce the Uncertificated Principal Balance thereof.

               On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be:

               (i) first, to the extent of Available Funds, to the Holders of REMIC 2 Regular Interest A-IO, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and then to Holders of REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B, REMIC 2 Regular Interest LT2-1ZZ, REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B, REMIC 2 Regular Interest LT2-2ZZ and REMIC 2 Regular Interest LT2P, PRO RATA, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 2 Regular Interest LT2-1ZZ and REMIC 2 Regular Interest LT2-2ZZ shall be reduced when the sum of REMIC 2 Group 1 Overcollateralized Amount and REMIC 2 Group 2 Overcollateralized Amount is less than the REMIC 2

        Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum Uncertificated Accrued Interest Deferral Amount, and such amount will be payable to the Holders of REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2 and REMIC 2 Regular Interest LT2-2B in the same proportion as the Overcollateralization Increase Amount is allocated to the Corresponding Certificates or Components;

               (ii) second, to the Holders of REMIC 2 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                       (a) with respect to the Group 1 Loans, to the Holders of
               REMIC 2 Regular Interest LT2-1AA, 98.00% of such remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 2 Regular Interest is reduced to zero, and with respect to the Group 2 Loans, to the Holders of REMIC 2 Regular Interest LT2-2AA, 98.00% of such remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 2 Regular Interest is reduced to zero;

                       (b) with respect to the Group 1 Loans, to the Holders of
               REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2 and REMIC 2 Regular Interest LT2-1B, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 2 Regular Interests are reduced to zero; and with respect to the Group 2 Loans, to the Holders of REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2 and REMIC 2 Regular Interest LT2-2B, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 2 Regular Interests are reduced to zero;

                       (c) with respect to the Group 1 Loans, to the Holders of
               REMIC 2 Regular Interest LT2-1ZZ, 1.00% of such remainder, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest is reduced to zero, and with respect to the Group 2 Loans, to the Holders of REMIC 2 Regular Interest LT2-2ZZ, 1.00% of such remainder, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest is reduced to zero;

                       (d) to the Holders of REMIC 2 Regular Interest LT2P, on
               the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; then

                       (e) any remaining amount to the Holders of the Class R
               Certificates (in respect of the Class R-2 Interest); and

               (iii) third, to REMIC 2 Regular Interest LT2P, 100% of the amount paid in respect of Prepayment Charges and Master Servicer Prepayment Charge Payment Amounts on REMIC 1 Regular Interest LT1P;

provided, however, that with respect to the Group 1 Loans, 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to Holders of REMIC 2 Regular Interest LT2-1AA and REMIC 2 Regular Interest LT2-1ZZ, respectively, to the extent the principal balance of the Group 1 Loans exceeds the sum of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-AI1, REMIC 2 Regular Interest LT2-AI2, REMIC 2 Regular Interest LT2-AI3, REMIC 2 Regular Interest LT2-AI4, REMIC 2 Regular Interest LT2-AI5, REMIC 2 Regular Interest LT2-1M1, REMIC 2 Regular Interest LT2-1M2, REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2-1ZZ immediately following payments pursuant to (c) above but prior to any payments pursuant to this proviso, and with respect to the Group 2 Loans, 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to Holders of REMIC 2 Regular Interest LT2-2AA and REMIC 2 Regular Interest LT2-2ZZ, respectively, to the extent the principal balance of the Group 2 Loans exceeds the sum of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-AII1, REMIC 2 Regular Interest LT2-AII2, REMIC 2 Regular Interest LT2-AII3, REMIC 2 Regular Interest LT2-2M1, REMIC 2 Regular Interest LT2-2M2, REMIC 2 Regular Interest LT2-2B and REMIC 2 Regular Interest LT2-2ZZ immediately following payments pursuant to (c) above but prior to any payments pursuant to this proviso.

               SECTION 4.05.          Allocation of Realized Losses.

               (a) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class C Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and fifth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

        Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated. Any allocation of Realized Losses to a Class C Certificate shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(d)(viii). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or the Class P Certificates.

               (b) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: with respect to Realized Losses on the Group 1 Loans, to REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1B, 99% and 1%, respectively, and with respect to Realized Losses on the Group 2 Loans, to REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1C, 99% and 1%, respectively, until the Uncertificated Principal Balance has been reduced to zero and then to REMIC 1 Regular Interest LT1D until the Uncertificated Principal Balance has been reduced to zero.

               (c) All Realized Losses on the REMIC 1 Regular Interest LT1A, REMIC 1 Regular Interest LT1B, REMIC 1 Regular Interest LT1C and REMIC 1 Regular Interest LT1D shall be deemed to have been allocated in the specified percentages, as follows: with respect to Realized Losses on the Group 1 Loans, first, to Uncertificated Accrued Interest payable to the REMIC 2 Regular Interest LT2-1AA and REMIC 2 Regular Interest LT2-1ZZ up to an aggregate amount equal to the REMIC 2 Group 1 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-1AA and REMIC 2 Regular Interest LT2-1ZZ up to an aggregate amount equal to the REMIC 2 Group 1 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-1B and REMIC 2 Regular Interest LT2-1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1B has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-1M2 and REMIC 2 Regular Interest LT2-1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1M2 has been reduced to zero; and fifth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-1AA, REMIC 2 Regular Interest LT2-1M1 and REMIC 2 Regular Interest LT2-1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-1M1 has been reduced to zero, and with respect to Realized Losses on the Group 2 Loans, first, to Uncertificated Accrued Interest payable to the REMIC 2 Regular Interest LT2-2AA and REMIC 2 Regular Interest LT2-2ZZ up to an aggregate amount equal to the REMIC 2 Group 2 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-2AA and REMIC 2 Regular Interest LT2-2ZZ up to an aggregate amount equal to the REMIC 2 Group 2 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-2B and REMIC 2 Regular Interest LT2-2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2B has been reduced to zero; fourth, to the

Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-2M2 and REMIC 2 Regular Interest LT2-2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2M2 has been reduced to zero; and fifth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2-2AA, REMIC 2 Regular Interest LT2-2M1 and REMIC 2 Regular Interest LT2-2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-2M1 has been reduced to zero.

               SECTION 4.06. Information Reports to Be Filed by the Master
                             Servicer.

               The Master Servicer or the Sub-Servicers shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

               SECTION 4.07.  Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

                                    ARTICLE V

                                THE CERTIFICATES


               SECTION 5.01.          The Certificates.

               (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A, B-1, B-2, B-3 and B-4. The Certificates will be issuable in registered form only. The Certificates (other than the Class P Certificates, the Class C Certificates and the Class R Certificates) will be issued in minimum denominations of $25,000 Initial Certificate Principal Balance or Initial Notional Amount, as applicable, and integral multiples of $1 in excess thereof. The Class C Certificates will be issued in minimum denominations of $10,000 Initial Notional Amount and integral multiples of $1 in excess thereof. The Class P Certificates and the Class R Certificates will each be issuable in minimum denominations of any Percentage Interest representing 20.00% and multiples of 0.01% in excess thereof.

               Upon original issue, the Certificates shall, upon the written request of the Company executed by an officer of the Company, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

               (b) The Class A Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry

Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee shall not be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Book-Entry Certificates, and the Trustee shall have no liability for transfers of Ownership Interests in the Book Entry Certificates made through the book-entry facilities of the Depositary or between or among Depositary Participants or Certificate Owners, made in violation of the applicable restrictions.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book- Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Company, issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) Each Certificate is intended to be a "security" governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

               SECTION 5.02. Registration of Transfer and Exchange of
                             Certificates.

               (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

               (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Class P Certificate, Class C Certificate or a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class P Certificate, Class C Certificate or Class R Certificate is to be made under this Section 5.02(b), (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any affiliate thereof, to a non-affiliate of the Company and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Certificate by the Company to an affiliate of the Company and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company of the status of such transferee as an affiliate of the Company. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

               (c) Notwithstanding the requirements of Section 5.02(b), transfers of Class P Certificates, Class C Certificates and Class R Certificates may be made in accordance with this Section 5.02(c) if the prospective transferee of a Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit G-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; provided, however, that no Transfer of any of the Class P Certificates, Class C Certificates or Class R Certificates may be made pursuant to this Section 5.02(c) by the Company. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

               The Trustee shall require an Opinion of Counsel from a prospective transferee prior to the transfer of any Class P Certificate, Class C Certificate or Class R Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Company, the Trustee and the Master Servicer that such transfer is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation in addition to those undertaken in this Agreement. Neither the Company, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee.

               (d)     [Reserved].

               (e) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-5) from the proposed Transferee, in form and substance satisfactory to the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Class R Certificate on behalf of a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates other than to Permitted Transferees are prohibited.

               (iii) (A) If any Person other than a Permitted Transferee shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a Permitted Transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Class R Certificate. Each Holder of a Class R Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this clause (b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Company to ensure that the Class R Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Class R Certificates will not cause the imposition of a tax upon the Trust or cause any such REMIC to fail to qualify as a REMIC. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                       (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

               (f) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

               (g) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Trustee. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the Holder thereof may exchange, in the manner described above, such Class R Certificate for three separate Certificates, each representing such Holder's respective Percentage Interest in the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

               (h) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

               (i) All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

               SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               SECTION 5.04.          Persons Deemed Owners.

               The Company, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

               SECTION 5.05.          Rule 144A Information.

               For so long as any Class P Certificates, Class C Certificates and Class R Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Company will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Company shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A. The Master Servicer shall cooperate with the Company and furnish the Company such information in the Master Servicer's possession as the Company may reasonably request.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

               SECTION 6.01. Liability of the Company and the Master Servicer.

               The Company and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company and the Master Servicer herein. Only the Master Servicer, any successor Master Servicer or the Trustee acting as Master Servicer shall be liable with respect to the servicing of the Mortgage Loans and the REO Property for actions taken by any such Person in contravention of the Master Servicer's duties hereunder.

               SECTION 6.02. Merger, Consolidation or Conversion of the Company
                             or the Master Servicer.

               The Company and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               Any Person into which the Company or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

               SECTION 6.03. Limitation on Liability of the Company, the Master
                             Servicer and Others.

               Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Company, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

               SECTION 6.04. Limitation on Resignation of the Master Servicer.

               The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee upon receipt by the Trustee of a letter from each Rating Agency (obtained by the Master Servicer and at its expense) that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

               SECTION 6.05. Sale and Assignment of Master Servicing.

               The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall, in the case of successor master servicers only, have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee) as having a comparable servicing ability to that of the Master Servicer on the Closing Date; (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement and any custodial agreement, from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect obtained by the Master Servicer at its expense and delivered to the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel (at the expense of the Master Servicer), each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                   ARTICLE VII

                                     DEFAULT

               SECTION 7.01.          Events of Default.

               "Event of Default", wherever used herein, means any one of the following events:

             (i) any failure by the Master Servicer to deposit into the Certificate Account on each Certificate Account Deposit Date the amounts required to be deposited therein (other than an Advance) under the terms of this Agreement which continues unremedied for two (2) Business Days after such amount was required to be remitted; or

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

           (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

            (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

             (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance which continues unremedied for the earlier of (a) a period of two (2) Business Days or
        (b) the Business Day immediately preceding the Distribution Date.

If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee or the Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Trustee if given by such Holders of Certificates), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer, and the Company, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that if the Trustee determines (in its sole discretion) that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Master Servicer. The Master Servicer agrees to cooperate with (and pay any related costs and expenses of) the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or the successor Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Fund; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder; (iii) the rights and obligations of the Master Servicer under the Sub-Servicing Agreements with respect to the Mortgage Loans; and (iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee as provided in Section 11.05 and such notice references the Certificates, the Trust Fund or this Agreement.

               SECTION 7.02.          Trustee to Act; Appointment of Successor.

               Within 90 days of the time the Master Servicer receives a notice of termination pursuant to Section 7.01(i) - (v), the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses pursuant to Section 3.12 and 4.01(h)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac- approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. Each of the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In no event shall the successor Master Servicer be liable for the acts or omissions of the predecessor Master Servicer.

               Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.

               Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Master Servicer or Servicer, as applicable, to act as successor Master Servicer or Servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

               SECTION 7.03.          Notification to Certificateholders.

               (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders and to the Rating Agencies.

               (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

               SECTION 7.04.          Waiver of Events of Default.

               The Holders representing at least 51% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi)); PROVIDED, HOWEVER, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

               SECTION 7.05.          List of Certificateholders.

               Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               SECTION 8.01.          Duties of Trustee.

               The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs, is continuing and has not been waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

               The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them in accordance with the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders. Notwithstanding the foregoing, the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder or any Opinion of Counsel required hereunder.

               The Trustee shall prepare and file or cause to be filed on behalf of the Trust Fund any tax return that is required with respect to REMIC 1, REMIC 2 and REMIC 3 pursuant to applicable federal, state or local tax laws.

               The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of REMIC 1, REMIC 2 and REMIC 3 under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any of REMIC 1, REMIC 2 or REMIC 3 to the extent that maintaining such status and avoiding such taxes are within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                     (i) Prior to the occurrence of an Event of Default, and
               after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                    (ii) The Trustee shall not be liable for an error of
               judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (iii) The Trustee shall not be liable with respect to any
               action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

               SECTION 8.02.          Certain Matters Affecting the Trustee.

                       Except as otherwise provided in Section 8.01:

             (a) The Trustee may conclusively rely upon and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

             (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notice pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Office of the Trustee's corporate trust department has actual knowledge (which has not been waived or cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

             (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

             (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

             (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed;

             (g) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

             (h) Whenever in the administration of the provisions of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed and delivered to the Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

               SECTION 8.03. Trustee Not Liable for Certificates or Mortgage
                             Loans.

               The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the

Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Master Servicer.

               SECTION 8.04.          Trustee May Own Certificates.

               The Trustee in its individual or any other capacity (other than as Trustee hereunder) may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the parties hereto.

               SECTION 8.05.          Trustee's Fees.

               On each Distribution Date, the Trustee shall be entitled to withdraw from the Certificate Account as compensation hereunder the Trustee's Fees. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it (except as otherwise reimbursed by the Seller pursuant to a separate fee letter between the Seller and the Trustee) in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability, fee or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) relating to the acceptance or administration of its trusts hereunder or the Trustee's performance under the Certificates, other than any claim, loss, liability or expense (i) sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence of the Master Servicer in the performance of its duties hereunder or (ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

               The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability, fee or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith, or negligence in the performance of the Master Servicer's duties hereunder.

               The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

               SECTION 8.06.          Eligibility Requirements for Trustee.

               The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating

Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

               SECTION 8.07.          Resignation and Removal of the Trustee.

               The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer; with a copy to the Rating Agencies; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of
Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Master Servicer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee.

               The Holders of Certificates entitled to at least 51% of the Voting Rights, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Company by the Master Servicer.

               Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

               SECTION 8.08.          Successor Trustee.

               Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall after payment of its outstanding fees and expenses, promptly deliver to the successor trustee all assets and records of the Trust Fund held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver all such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

               SECTION 8.09.          Merger or Consolidation of Trustee.

               Any state bank or trust company or corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or corporation or national banking association shall be eligible under the provisions of
Section 8.06 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

               Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment without the Master Servicer. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred or such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE IX

                                   TERMINATION

               SECTION 9.01. Termination Upon Repurchase or Liquidation of All
                             Mortgage Loans or upon Purchase of Certificates.

        (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Holder of a 50.01% Percentage Interest in the Class C Certificates (the "Majority Class C Certificateholders") or its designee of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Majority Class C Certificateholders of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Majority Class C Certificateholders and the Trustee at the expense of the Master Servicer, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the Distribution Date occurring in May 2031 and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof, and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Majority Class C Certificateholders, to avoid disqualification of any of REMIC 1, REMIC 2 or REMIC 3 as a REMIC. In the case of any repurchase by the Majority Class C Certificateholders pursuant to clause (i), shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Majority Class C Certificateholders.

               The right of the Majority Class C Certificateholders or its designee to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Majority Class C Certificateholders upon such repurchase shall provide to the Trustee, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

               Written notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the Majority Class C Certificateholder's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. In the event such notice is given in connection with the Majority Class C Certificateholder or its designee's election to repurchase, the Majority Class C Certificateholder or its designee shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall first, pay itself the Trustee's Fees for such Distribution Date and any other amounts owing to the Trustee under this Agreement, and second, distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Majority Class C Certificateholder's election to repurchase, or (ii) if the Majority Class C Certificateholder elected to so repurchase, an amount determined as follows: with respect to each Regular Certificate (other than the Class A-IO Certificates), the outstanding Certificate Principal Balance thereof, plus with respect to each Regular Certificate (other than the Class P Certificates), one month's interest thereon at the applicable Pass- Through Rate and any Unpaid Interest Shortfall Amount, plus with respect to each Mezzanine Certificate, any unpaid Allocated Realized Loss Amount; and with respect to the Class R Certificates, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Regular Certificates, subject to the priorities set forth in Section 4.01. Notwithstanding the foregoing, by acceptance of the Class R Certificates, the Holders of the Class R Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts received in respect of such termination to the Holders of the Class C Certificates and to pay any such amounts to the Holders of the Class C Certificates. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Majority Class C Certificateholder for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Majority Class C Certificateholder as being necessary to effectuate such transfer.

               In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Company in writing, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

               SECTION 9.02.          Termination of REMIC 2 and REMIC 3.

               REMIC 2 shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the REMIC 1 Regular Interests and the last distribution due on the REMIC 2 Regular Interests and the Class R Certificates (in respect of the Class R-2 Interest) is made. REMIC 3 shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the REMIC 2 Regular Interests and the last distribution due on the Regular Certificates and the Class R Certificates (in respect of the Class R-3 Interest) is made.

               SECTION 9.03.          Additional Termination Requirements.

               (a) In the event the Majority Class C Certificateholder repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Majority Class C Certificateholder, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in
Section 860F of the Code, or (ii) cause either REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Trustee shall establish a 90-day liquidation period for REMIC 1, REMIC 2 and REMIC 3, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Trustee also shall satisfy all of the requirements of a qualified liquidation for REMIC 1, REMIC 2 and REMIC 3, as the case may be, under Section 860F of the Code and regulations thereunder; and

               (ii) The Majority Class C Certificateholder shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC 1, REMIC 2 and REMIC 3 at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

               SECTION 10.01.         REMIC Administration.

        (a) The Trustee shall make an election to treat the Trust Fund as three REMICs under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, (i) the Class R-1 Interest will constitute the sole class of "residual interest" in REMIC 1, (ii) the Class R-2 Interest will constitute the sole class of "residual interest" in REMIC 2, and (iii) the Class R-3 Interest will constitute the sole class of "residual interest" in REMIC 3, and the Regular Certificates shall be designated as the "regular interests" in REMIC 3. The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC 1, REMIC 2 or REMIC 3 other than the REMIC 1 Regular Interests and the Class R-1 Interest (in the case of REMIC 1), the REMIC 2 Regular Interests and the Class R-2 Interest (in the case of REMIC 2), and the Regular Certificates and the Class R-3 Interest (in the case of REMIC 3). The Trustee will apply for an Employee Identification Number from the IRS via form SS-4 or any other acceptable method for each of REMIC 1, REMIC 2 and REMIC 3.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the REMICs (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMICs that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trustee, as agent for the REMICs' tax matters person, shall (i) act on behalf of the REMICs in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. By their acceptance thereof, the holder of the largest Percentage Interest of the Class R Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the REMICs.

               (d) The Trustee shall prepare, sign and file all of the Tax Returns (including Form 8811, which must be filed within 30 days of the Closing
Date) in respect of the REMICs created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the REMICs as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article X.

               (e) The Trustee shall perform on behalf of the REMICs all reporting and other tax compliance duties that are the responsibility of the REMICs under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMICs. The Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the REMICs, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Company shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

               (f) The Trustee shall take such action and shall cause the REMICs created hereunder to take such action as shall be necessary to create or maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC 1, REMIC 2 or REMIC 3 as REMICs or (ii) result in the imposition of a tax upon the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMICs or the assets of the REMICs, or causing the REMICs to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the REMICs created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMICs as defined in Section 860G(c) of the Code, on any contributions to the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to
Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise, (iii) to the Master Servicer as provided in Section 3.05 and (iv) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom to the extent not required to be paid by the Master Servicer or the Trustee pursuant to another provision of this Agreement.

               (h) On or before April 15 of each calendar year, commencing April 15, 2002, the Trustee shall deliver to the Master Servicer and the Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

               (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis.

               (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMICs other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMICs will not cause the REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as REMICs at any time that any Certificates are outstanding or subject either REMIC 1, REMIC 2 or REMIC 3 to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               SECTION 10.02.         Prohibited Transactions and Activities.

               None of the Company, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of REMIC 1, REMIC 2 or REMIC 3 pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this

Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the REMICs after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of REMIC 1, REMIC 2 or REMIC 3 as REMICs or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               SECTION 10.03. Master Servicer and Trustee Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Company, and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

               (b) The Master Servicer agrees to indemnify the Trust Fund, the Company and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in Article III or this Article X, in each case with respect to compliance with the REMIC Provisions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               SECTION 11.01.         Amendment.

               This Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and (B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), as evidenced by (A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, and (B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates.

               This Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee and Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

               Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on either REMIC 1, REMIC 2 or REMIC 3 pursuant to the

REMIC Provisions or cause either REMIC 1, REMIC 2 or REMIC 3 to fail to qualify as a REMIC at any time that any Certificates are outstanding.

               Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies.

               It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of any Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

               The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

               SECTION 11.02.         Recordation of Agreement; Counterparts.

               To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Company accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               SECTION 11.03. Limitation on Rights of Certificateholders.

               The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               SECTION 11.04.         Governing Law.

               This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               SECTION 11.05.         Notices.

               All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Company, Impac Funding, 1401 Dove Street, Newport Beach, California 92660,
Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of Impac Funding, 1401 Dove Avenue, Newport Beach, California 92660, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing; (c) in the case of the Trustee, to its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; or (d) in the case of the Rating Agencies, Standard & Poor's, 55 Water Street, 41st

Floor, New York, NY 10041 Attention: Residential Mortgage Surveillance Group; Fitch, Fitch, Inc., One State Street, 30th Floor, New York, New York 10004,
Attention: Mortgage Backed Securities Department, Impac 2001-4; and Moody's, Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               SECTION 11.06.         Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

               SECTION 11.07.         Successors and Assigns.

               The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

               SECTION 11.08.         Article and Section Headings.

               The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

               SECTION 11.09.         Notice to Rating Agencies.

               The Trustee shall use its best efforts to promptly provide notice to each Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

               1.  Any material change or amendment to this Agreement;

               2.  The occurrence of any Event of Default that has not been cured;

               3.  The resignation or termination of the Master Servicer or the Trustee;

               4.  The repurchase or substitution of Mortgage Loans pursuant to Section 2.03;

               5.  The final payment to Certificateholders; and

               6.  Any change in the location of the Custodial Account or the Certificate Account.

               In addition, the Trustee shall promptly furnish to the Rating Agency copies of each report to Certificateholders described in Section 4.02; and the Master Servicer shall promptly furnish to the Rating Agency copies of each annual independent public accountants' servicing report received as described in Section 3.20.

               Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to
(i) in the case of Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, (ii) in the case of Moody's, ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (iii) in the case of Fitch, One State Street Plaza, 30th Floor, New York, New York 10004, or, in each case, such other address as any such Rating Agency may designate in writing to the parties thereto.

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                  IMPAC SECURED ASSETS CORP.,
                                          Company



                                  By:
                                     -----------------------------------
                                  Name:        Richard J. Johnson
                                  Title:        Chief Financial Officer


                                  IMPAC FUNDING CORPORATION,
                                          Master Servicer



                                  By:
                                     -----------------------------------
                                  Name:        Lisa A. Duehring
                                  Title:        Senior Vice President


                                  BANKERS TRUST COMPANY OF
                                  CALIFORNIA, N.A.,
                                          as Trustee



                                  By:
                                     ------------------------------------
                                  Name:      James F. Noriega
                                  Title:       Associate

STATE OF CALIFORNIA                   )
                                      )  ss.:
COUNTY OF ORANGE                      )


               On the 30th day of May, 2001 before me, a notary public in and for said State, personally appeared Richard J. Johnson, known to me to be the Chief Financial Officer of Impac Secured Assets Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                     ------------------------------
                                               Notary Public


[Notarial Seal]

STATE OF CALIFORNIA                   )
                                      )  ss.:
COUNTY OF ORANGE                      )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Lisa A. Duehring, known to me to be a Senior Vice President of Impac Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             ------------------------------
                                                       Notary Public


[Notarial Seal]

STATE OF CALIFORNIA                   )
                                      )  ss.:
COUNTY OF ORANGE                      )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared James F. Noriega, known to me to be an Associate of Bankers Trust Company of California, N.A., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       ------------------------------
                                                 Notary Public


[Notarial Seal]